UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

SCHEDULE 14A INFORMATION

______________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Protara Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBECT TO COMPLETION

PROTARA THERAPEUTICS, INC.

345 Park Avenue South, Third Floor
New York, New York 10010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2026

To the Stockholders of Protara Therapeutics, Inc.:

On behalf of our board of directors, you are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Protara Therapeutics, Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held virtually, via live webcast at http://www.meetnow.global/MR6J62Q, originating from New York, New York, on Friday, June 12, 2026 at 12:00 p.m. Eastern Time. To provide a consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. Stockholders virtually attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the Annual Meeting on June 12, 2026 to ensure you are logged in when the Annual Meeting starts.

The Annual Meeting will be held for the following purposes:

1.      To elect three Class III directors, Jesse Shefferman, Barry Flannelly, Pharm.D., and Cynthia Smith, each to hold office until our annual meeting of stockholders in 2029;

2.      To ratify the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

3.      To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the accompanying proxy statement;

4.      To vote, on an advisory basis, as to whether the stockholder advisory vote to approve the compensation of our named executive officers, (i.e., Proposal 3) should occur every one, two or three years;

5.      To approve an amendment to the Protara Therapeutics, Inc. 2024 Equity Incentive Plan;

6.      To approve an amendment to our sixth amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000;

7.      To approve an amendment to our sixth amended and restated certificate of incorporation allowing officer exculpation as permitted by Delaware law; and

8.      To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 15, 2026. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof unless otherwise communicated to stockholders.

By Order of the Board of Directors

Mary J. Grendell
Corporate Secretary

New York, New York
April __, 2026

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online at the Annual Meeting, you may vote your shares in advance of the Annual Meeting via the internet, by telephone or, if you receive a paper proxy card by mailing the completed proxy card. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card.

Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that record holder.

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2
PROPOSAL 1 ELECTION OF DIRECTORS	9
INFORMATION REGARDING DIRECTOR NOMINEES AND CURRENT DIRECTORS	10
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	14
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
PROPOSAL 3 ADVISORY VOTE ON EXECUTIVE COMPENSATION	25
PROPOSAL 4 ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION	26
PROPOSAL 5 APPROVAL OF AN AMENDMENT TO THE 2024 EQUITY INCENTIVE PLAN	27
PROPOSAL 6 APPROVAL OF AN AMENDMENT TO THE SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK	37
PROPOSAL 7 APPROVAL OF AN AMENDMENT TO THE SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW OFFICER EXCULPATION AS PERMITTED BY DELAWARE LAW	39
EXECUTIVE OFFICERS	41
EXECUTIVE COMPENSATION	42
NON-EMPLOYEE DIRECTOR COMPENSATION	53
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	55
TRANSACTIONS WITH RELATED PERSONS	57
HOUSEHOLDING OF PROXY MATERIALS	59
OTHER MATTERS	60
APPENDIX A — AMENDMENT NO. 1 TO THE 2024 EQUITY INCENTIVE PLAN	A-1

i

PROTARA THERAPEUTICS, INC.

345 Park Avenue South, Third Floor
New York, New York 10010

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2026 at 12:00 p.m. Eastern Time

Our board of directors is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Protara Therapeutics, Inc., a Delaware corporation, to be held virtually, via live webcast at http://www.meetnow.global/MR6J62Q, originating from New York, New York, on Friday, June 12, 2026 at 12:00 p.m. Eastern Time, and any adjournment or postponement thereof unless otherwise communicated to stockholders. To provide a consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the internet, with no physical in-person meeting. Stockholders virtually attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

For the Annual Meeting, we have elected to furnish our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), to our stockholders primarily via the internet. On or about April 28, 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the internet, how to vote at the Annual Meeting, and how to request printed copies of the proxy materials. Stockholders may request to receive all future materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. A stockholder’s election to receive proxy materials by mail or email will remain in effect until revoked. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact and cost of our Annual Meeting.

Only stockholders of record of our common stock at the close of business on April 15, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 55,060,500 shares of common stock outstanding and entitled to vote, with one vote each (together, the “common stock”). A list of stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten days before the Annual Meeting at our address above. The stockholder list will also be available online during the Annual Meeting at http://www.meetnow.global/MR6J62Q. If you plan to attend the Annual Meeting online, please see the instructions on page 2 of this proxy statement.

In this proxy statement, we refer to Protara Therapeutics, Inc. as “Protara,” the “Company,” “we” or “us” and the board of directors of Protara as “our board of directors.” The Annual Report, which contains consolidated financial statements as of and for the fiscal year ended December 31, 2025, accompanies this proxy statement. You also may obtain a copy of the Annual Report without charge by writing to our Corporate Secretary at 345 Park Avenue South, Third Floor, New York, New York 10010, Attention: Corporate Secretary or emailing info@protaratx.com.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice because our board of directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournment or postponement thereof unless otherwise communicated to stockholders. All stockholders holding our common stock will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 28, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after May 8, 2026.

How do I attend, participate in, and ask questions during the virtual Annual Meeting?

We will be hosting the Annual Meeting via live webcast only. Any holder of record of shares of our common stock can attend the virtual Annual Meeting live online at http://www.meetnow.global/MR6J62Q. The Annual Meeting will start at 12:00 p.m. Eastern Time, on Friday, June 12, 2026. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In order to enter the Annual Meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of common stock or included with your voting instruction card and voting instructions received from your broker, bank or other agent if your shares of common stock are held in “street name.” Instructions on how to attend and participate online are available at http://www.meetnow.global/MR6J62Q. We recommend that you log in a few minutes before 12:00 p.m. Eastern Time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question, you may do so no earlier than five days prior to the Annual Meeting, or you may otherwise do so during the Annual Meeting. If you would like to submit your question any time before or during the Annual Meeting, you may log in to http://www.meetnow.global/MR6J62Q and enter your control number as shown on the Notice. Once past the login screen, click on the question icon at the top of the page. You may then type your question into the question bar at the bottom of the screen and click the icon to the right of the question bar to submit the question.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

•        You may submit questions and comments electronically through the meeting portal or by calling the toll-free number listed there during the Annual Meeting.

•        Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments.

•        Please direct all questions to Jesse Shefferman, our Chief Executive Officer.

•        Please include your name and affiliation, if any, when submitting a question or comment.

•        Limit your remarks to one brief question or comment that is relevant to the Annual Meeting and/or our business.

•        Questions may be grouped by topic by our management.

•        Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

•        Be respectful of your fellow stockholders and Annual Meeting participants.

•        No audio or video recordings of the Annual Meeting are permitted.

Who can vote at the Annual Meeting?

Only stockholders of record of our common stock at the close of business on the Record Date, April 15, 2026 will be entitled to vote at the Annual Meeting. On the Record Date, there were 55,060,500 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or vote by proxy in advance. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting electronically through the internet, by telephone or by completing and returning a printed proxy card (if you request a printed proxy card in accordance with the instructions provided in the Notice).

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares of our common stock were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. You are not considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. However, since you are not the stockholder of record, you may vote your shares online during the Annual Meeting only by following the instructions from such organization and after obtaining a valid proxy from your broker, bank or other agent.

What am I voting on?

There are seven matters scheduled for a vote:

•        Proposal 1:    Election of three Class III directors, each to hold office until our annual meeting of stockholders in 2029;

•        Proposal 2:    Ratification of the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

•        Proposal 3:    Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement;

•        Proposal 4:    Vote, on an advisory basis, as to whether the stockholder advisory vote to approve the compensation of our named executive officers, (i.e., Proposal 3) should occur every one, two or three years;

•        Proposal 5:    Approval of an amendment to the Protara Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Plan”);

•        Proposal 6:    Approval of an amendment to our sixth amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000; and

•        Proposal 7:    Approval of an amendment to our sixth amended and restated certificate of incorporation allowing officer exculpation as permitted by Delaware law.

What if another matter is properly brought before the Annual Meeting?

As of the time this proxy statement was mailed, our board of directors is not aware of any other matters that will be presented for consideration at the Annual Meeting.

How do I vote?

The procedures for voting are fairly simple:

•        Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record of our common stock as of the Record Date, you may vote (1) in advance of the Annual Meeting by proxy through the internet, by telephone or by using a proxy card that you may request or that we may elect to deliver at a later time or (2) online during the Annual Meeting. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

•        To vote in advance of the Annual Meeting through the internet, go to www.envisionreports.com/TARA to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time on Thursday, June 11, 2026 to be counted.

•        To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at http://www.meetnow.global/MR6J62Q starting at 12:00 p.m. Eastern Time on Friday, June 12, 2026. The webcast will open approximately 15 minutes before the start of the Annual Meeting.

•        To vote in advance of the Annual Meeting by telephone, dial 1-800-652-VOTE, which is the number found on the Notice or the printed proxy card that may be delivered to you using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice or the printed proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time on Thursday, June 11, 2026 to be counted.

•        To vote in advance of the Annual Meeting using a printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us by 11:59 p.m., Eastern Time on Thursday, June 11, 2026, we will vote your shares as you direct at the Annual Meeting.

•        Beneficial Owner: Shares Registered in the Name of Broker or Bank.    If you are a beneficial owner of shares of our common stock registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online during the Annual Meeting, you must follow the instructions from your broker, bank or other agent and will need to obtain a proxy issued in your name from that record holder.

Internet proxy voting in advance of the Annual Meeting and/or internet voting during the Annual Meeting allows you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your internet access.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting through the internet, by telephone, by using a printed proxy card or by submitting a ballot online during the Annual Meeting.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares of our common stock may be registered in more than one name or in different accounts. Please follow the voting instructions on all of the Notices that you receive to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

•        Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record of our common stock as of the Record Date, then yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of the following ways:

•        Submit another properly completed proxy card with a later date.

•        Grant a subsequent proxy by telephone or through the internet.

•        Send a timely written notice that you are revoking your proxy to our Corporate Secretary at 345 Park Avenue South, Third Floor, New York, New York 10010, Attention: Corporate Secretary or via email at info@protaratx.com.

•        Attend the Annual Meeting and vote online during the meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the internet in advance of the Annual Meeting so that your vote will be counted if you later decide not to attend the Annual Meeting.

•        Your most current proxy card or telephone or internet proxy is the one that is counted.

•        Beneficial Owner: Shares Registered in the Name of Broker or Bank.    If you are a beneficial owner of shares of our common stock as of the Record Date and your shares are held in “street name” by your broker, bank or other agent, you must follow the instructions provided by your broker, bank or other agent.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record of our common stock as of the Record Date and do not vote through the internet, by telephone, by completing the proxy card that may be delivered to you or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of our board of directors: “FOR” the election of each of the three nominees for director, “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, “FOR” the advisory approval of executive compensation, for the vote on holding stockholder advisory votes on compensation every “ONE YEAR”, FOR” the approval of the amendment to the 2024 Plan, “FOR” the approval of an amendment to the our sixth amended and restated certificate of incorporation of the Company to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 and “FOR” the approval of an amendment to the our sixth amended and restated certificate of incorporation allowing officer exculpation as permitted by Delaware law. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in “street name” and I do not provide my broker, bank or other agent with voting instructions, what happens?

If you are a beneficial owner of shares of our common stock as of the Record Date and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether, pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may vote your shares of common stock on Proposal 2. Your broker or nominee, however, may not vote your shares on Proposals 1, 3, 4, 5, 6 or 7 without your instructions. If you do not provide your broker, bank or other agent with voting instructions for such proposals, it will result in a “broker non-vote” for such proposals and these shares will not be counted as having been voted on Proposals 1, 3, 4, 5, 6 or 7. Please instruct your bank, broker or other agent to ensure that your vote will be counted.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

As a reminder, if you a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from such organization.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, (i) for the proposal to elect directors, votes “FOR,” “WITHHOLD,” and broker non-votes; with respect to (ii) the proposal to vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of our named executive officers, votes of “1 Year,” “2 Years,” “3 Years,” abstentions and broker non-votes; and with respect to (iii) (a) the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, (b) the proposal to approve, on an advisory basis, the compensation of our named executive officers, (c) the proposal to approve the amendment to the 2024 Plan, (d) the proposal to approve an amendment to the our sixth amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 and (e) the proposal to approve an amendment to our sixth amended and restated certificate of incorporation allowing for officer exculpation as permitted by Delaware law, votes “FOR,” “AGAINST,” abstentions and if applicable, broker non-votes. The effects of abstentions and broker non-votes are discussed below under “How many votes are needed to approve each proposal?”.

How many votes are needed to approve each proposal?

•        Proposal 1:    For the election of directors, the three nominees receiving the most “FOR” votes from the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “FOR” will affect the outcome.

•        Proposal 2:    To be approved, the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending December 31, 2026 must receive “FOR” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as an “AGAINST” vote. We do not expect any broker non-votes for Proposal 2.

•        Proposal 3:    To be approved, on an advisory basis, the compensation of our named executive officers must receive “FOR” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as an “AGAINST” vote and broker non-votes will have no effect.

•        Proposal 4:    The frequency (every 1, 2 or 3 years) that receives the greatest number of votes from the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the matter will be considered to be the frequency approved as the stockholders’ preference on the non-binding proposal concerning the frequency of future proposals to approve, on an advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

•        Proposal 5:    To be approved, the proposal to approve an amendment to the 2024 Plan must receive “FOR” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as an “AGAINST” vote and broker non-votes will have no effect.

•        Proposal 6:    To be approved, the votes cast “FOR” the proposal to approve an amendment to our sixth amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 must exceed the votes cast “AGAINST” the proposal. Abstentions will have no effect on the outcome of the proposal. Broker non-votes will have no effect on the outcome of the proposal, and we do not expect any broker non-votes for Proposal 6.

•        Proposal 7:    To be approved, the proposal to approve an amendment to our sixth amended and restated certificate of incorporation allowing for officer exculpation consistent with Delaware law must receive “FOR” votes from the holders of a majority of the outstanding shares of common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of common stock entitled to vote are present at the Annual Meeting by virtual attendance or represented by proxy. On the Record Date, there were 55,060,500 shares of common stock outstanding and entitled to vote. Thus, the holders of 27,530,251 shares of common stock must be present by virtual attendance or represented by proxy at the Annual Meeting to have a quorum. Holders of our preferred stock are not entitled to vote at the Annual Meeting and therefore do not affect the presence of a quorum at the Annual Meeting.

Your shares of common stock will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares of common stock present at the Annual Meeting by virtual attendance or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 29, 2026, to our Corporate Secretary at 345 Park Avenue South, Third Floor, New York, New York 10010, Attention: Secretary.

Pursuant to our amended and restated bylaws, if you wish to submit a proposal (including a director nomination) at the 2027 annual meeting that is not to be included in next year’s proxy materials, you must do so not later than the close of business on March 14, 2027 nor earlier than the close of business on February 12, 2027. However, if the date of our 2027 annual meeting is not held between May 13, 2027 and August 21, 2027, to be timely, notice by the stockholder must be received not later than the close of business on the 10th day following the day on which public announcement of the date of the 2027 annual meeting is first made. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying all of the requirements under our amended and restated bylaws, any stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our amended and restated bylaws.

Who is paying for this proxy solicitation?

We will pay for the cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid additional compensation for soliciting proxies. In addition, we have retained Innisfree M&A Incorporated to assist in proxy solicitation for $25,000 plus expenses. We may reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Why do you discuss a merger in this Proxy Statement?

On January 9, 2020, we (formerly Proteon Therapeutics, Inc.), and privately-held ArTara Subsidiary, Inc. (“Private ArTara”), completed a merger and reorganization (the “Merger”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated September 23, 2019 (the “Merger Agreement”), by and among the Company, Private ArTara and REM 1 Acquisition, Inc., our wholly owned subsidiary (“Merger Sub”), whereby Merger Sub merged with and into Private ArTara, with Private ArTara surviving as our wholly owned subsidiary. The Merger was structured as a reverse merger and Private ArTara was determined to be the accounting acquirer based on the terms of the Merger and other factors.

On January 9, 2020, in connection with, and prior to the completion of, the Merger, the Company effected a 1-for-40 reverse stock split of its common stock (the “Reverse Stock Split”), Private ArTara changed its name from “ArTara Therapeutics, Inc.” to “ArTara Subsidiary, Inc.”, and we changed our name from “Proteon Therapeutics, Inc.” to “ArTara Therapeutics, Inc.” On May 11, 2020, we changed our name from ArTara Therapeutics, Inc. to Protara Therapeutics, Inc. In addition, on January 9, 2020, all of the outstanding shares of our Series A Preferred Stock were converted into shares of common stock. Shares of our common stock commenced trading on The Nasdaq Capital Market under the new name and ticker symbol “TARA” as of market open on January 10, 2020. Unless otherwise noted, all references to share amounts in this Proxy Statement reflect the Reverse Stock Split.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently consists of nine members and is divided into three classes. Each class consists of one-third of the total number of directors, and each class has a three-year term.

At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to hold office from the time of election until the third annual meeting following the election. Our directors are divided into the three classes as follows:

•        Class I directors: Jane Huang, M.D., Richard Levy, M.D. and Michael Solomon, Ph.D., whose terms will expire at the annual meeting of stockholders to be held in 2027;

•        Class II directors: Luke Beshar, Roger Garceau, M.D. and Gregory Sargen, whose terms will expire at the annual meeting of stockholders to be held in 2028; and

•        Class III directors: Jesse Shefferman, Barry Flannelly, Pharm.D., and Cynthia Smith, whose terms will expire this Annual Meeting.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Vacancies on the board of directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the board of directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company.

Mr. Shefferman, Dr. Flannelly and Ms. Smith are currently members of our board of directors and have been nominated for reelection to serve as Class III directors. Each of these nominees has agreed to stand for reelection at the Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would hold office until the annual meeting of stockholders to be held in 2029 and until his successor has been duly elected or qualified, or if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares of our common stock present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees, Mr. Shefferman, Dr. Flannelly and Ms. Smith. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us.

Our nominating and corporate governance committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise, diversity of experience and skills and high-level management experience necessary to oversee and direct our business. To that end, the committee has identified and evaluated nominees in the broader context of the board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the committee views as critical to effective functioning of the board. The biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or director nominee that led the committee to believe that that nominee should continue to serve on the board. However, each of the members of the committee may have a variety of reasons why a particular person would be an appropriate nominee for the board, and these views may differ from the views of other members.

Our Board Of Directors Recommends A Vote FOR Each Class III Director Nominee Named Above.

Information Regarding Director Nominees and Current Directors

The following table sets forth, for the Class III nominees and our other directors who will continue in office after the Annual Meeting, their ages and position or office held with us as of the Record Date:

Name	Age	Position
Class III director nominees for election at the 2026 Annual Meeting of Stockholders
Jesse Shefferman	54	Chief Executive Officer and Director
Barry Flannelly, Pharm.D.	68	Director
Cynthia Smith	57	Director

Class I directors continuing in office until the 2027 Annual Meeting of Stockholders
Jane Huang, M.D.	53	Director
Richard Levy, M.D.	68	Director
Michael Solomon, Ph.D.	56	Director

Class II directors continuing in office until the 2028 Annual Meeting of Stockholders
Luke Beshar	67	Director, Chairman of the Board
Roger Garceau, M.D.	72	Director
Gregory Sargen	60	Director

Two of our directors are female and one director is from an underrepresented minority group. Set forth below is further biographical information for the director nominees and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes or skills that led our board of directors to recommend them for board service.

Nominees for Election at the 2026 Annual Meeting of Stockholders

Jesse Shefferman co-founded Private ArTara and served as its Chief Executive Officer and a member of its board of directors from November 2017 until the Merger and has served as our Chief Executive Officer and a member of our board of directors since January 2020. Prior to co-founding Private ArTara, Mr. Shefferman served as Vice President and Head of Business Development at Retrophin Inc., a publicly traded company focusing on rare diseases, from March 2014 until October 2017. Prior to Retrophin, Mr. Shefferman served as Director, Strategy & Business Development at Vertex Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from September 2012 until March 2014. Mr. Shefferman previously served as an investment banker with Barclays Plc and Lehman Brothers Inc. Mr. Shefferman earned his B.A. in accounting from Gordon College and his M.B.A. and certificate in health sector management from Duke University’s Fuqua School of Business. Our nominating and corporate governance committee and board of directors believe that Mr. Shefferman’s experience in strategy, management and financial roles in the biopharmaceutical industry qualifies him to serve on our board of directors.

Barry P. Flannelly, Pharm.D. has served as a member of our board of directors since July 2020. Dr. Flannelly has served as Executive Vice President and General Manager, North America, of Incyte Corporation, a publicly traded biopharmaceutical company, from June 2015 until January 2025, having joined as Executive Vice President, Business Development and Strategic Planning in August 2014. He is remaining employed by the company through July 2025 to assist with the transition of his responsibilities. Prior to joining Incyte Corporation, he served as Chief Executive Officer of OSS Healthcare Inc., a biotechnology start-up company, from August 2013 to July 2014. Dr. Flannelly also served as Vice President, Global Product Strategy and Commercial Planning of Nektar Therapeutics, a biopharmaceutical company, from April 2011 until April 2013, and as Senior Vice President, Commercial, of Onyx Pharmaceuticals, Inc., a biopharmaceutical company, from August 2008 until January 2011. Dr. Flannelly has also held key positions at biopharmaceutical and pharmaceutical companies such as Abraxis BioScience, Inc. and Novartis Pharmaceuticals Corporation. Dr. Flannelly earned his B.S. degree in Pharmacy from the Massachusetts College of Pharmacy, his M.B.A. from the University of Baltimore and his Pharm.D. from the University of Maryland School of Pharmacy. Our nominating and corporate governance committee and board of directors believe that Dr. Flannelly’s pharmaceutical and biotechnology industry experience, both in management and at the board level, qualifies him to serve on our board of directors.

Cynthia Smith has served as a member of our board of directors since January 2021. Ms. Smith is a biotechnology executive with over 20 years of experience in the pharmaceutical industry. From June 2013 to December 2016, she was Chief Commercial Officer of ZS Pharma, Inc. through the company’s initial public offering and acquisition by Astra Zeneca Plc. From October 2008 to March 2013, Ms. Smith was Vice President, Market Access & Commercial Development at Affymax, Inc., a biotechnology company focused on the development and commercialization of novel renal therapies. Prior to Affymax, Ms. Smith was Executive Director of Healthcare System and Medicare Strategy at Merck & Co., Inc. During her tenure at Merck from June 2000 to October 2008, she also held various leadership positions in corporate strategy, public policy, and external affairs, including global crisis management for the Vioxx recall. Before joining the pharmaceutical industry, Ms. Smith served in the White House Office of Management and Budget in the Clinton Administration. Ms. Smith has served on the board of directors of Agios Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company focused on cellular metabolism and adjacent areas of biology, since August 2022, and also serves on the boards of directors of Spero Therapeutics, Inc., Akebia Therapeutics, Inc. and Tvardi Therapeutics, Inc. She previously served on the board of Dicerna Pharmaceuticals, Inc. until its acquisition by Novo Nordisk A/S in December 2021. She is also a board member of the French American Foundation. Ms. Smith earned a B.A. from the University of North Carolina at Chapel Hill, an M.S. in public policy from the Eagleton Institute of Politics at Rutgers University and an M.B.A. from The Wharton School of the University of Pennsylvania. Our nominating and corporate governance committee and board of directors believe that Ms. Smith’s pharmaceutical and biotechnology industry experience qualifies her to serve on our board of directors.

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Jane Huang, M.D. has served as a member of our board of directors since June 2021. Dr. Huang is an experienced biotech executive and proven leader throughout the development life cycle of multiple oncology therapeutics globally. From April 2022 to November 2025, she served as President and Chief Medical Officer of Prelude Therapeutics Incorporated, a clinical stage precision oncology company (“Prelude”), and since November 2025, she has served as a consultant to Prelude. From September 2016 until March 2022, Dr. Huang was Chief Medical Officer, Hematology at BeiGene, Ltd. At BeiGene, Dr. Huang oversaw hematology drug development, and played a key role in the first approval of tislelizumab, BeiGene’s PD-1 inhibitor as well as zanubrutinib, BeiGene’s BTK inhibitor. Prior to joining BeiGene, Dr. Huang was Vice President and Head of Development at Acerta Pharma B.V., where she oversaw global clinical development of the BTK inhibitor acalabrutinib. Previously, she served as Group Medical Director at Genentech (a member of the Roche Group) where she played a leading role in drug development programs for several molecules at all stages of development, including venetoclax and obinutuzumab. Dr. Huang also serves as a Clinical Assistant Professor (adjunct), Thoracic Oncology, at Stanford University. She received her B.S. from Stanford University and her M.D. from University of Washington School of Medicine. She is board certified in hematology, oncology, and internal medicine, and she completed her residency in Internal Medicine and fellowships in Hematology and Oncology at Stanford University. Our nominating and corporate governance committee and board of directors believe that Dr. Huang’s pharmaceutical and biotechnology industry experience qualifies her to serve on our board of directors.

Richard Levy, M.D. served as a member of the board of directors of Private ArTara from December 2019 until the Merger and has served as a member of our board of directors since January 2020. Dr. Levy also currently serves on the board of directors of Kodiak Sciences Inc., Kiniksa Pharmaceuticals, Ltd. and Madrigal Pharmaceuticals, Inc., each a publicly traded pharmaceutical company. Dr. Levy previously served on the boards of directors of Constellation Pharmaceuticals Inc., a publicly-traded pharmaceutical company, from April 2019 until July 2021. Previously, from December 2016 until May 2019, Dr. Levy served as a part-time senior advisor for Baker Bros. Advisors, L.P., a firm that primarily manages long-term investment funds focused on publicly traded life sciences companies. Dr. Levy served as Executive Vice President and Chief Drug Development officer at Incyte Corporation from January 2009 until his retirement in April 2016, and as Senior Vice President of Drug Development at Incyte from August 2003 until January 2009. Prior to joining Incyte, Dr. Levy served as Vice President, Biologic Therapies, at Celgene Corporation, a publicly-held biopharmaceutical company, from 2002 until 2003. From 1997 until 2002, Dr. Levy served in various executive positions with DuPont Pharmaceuticals Company, first as Vice President, Regulatory Affairs and Pharmacovigilance, and thereafter as Vice President, Medical and Commercial Strategy. Dr. Levy served at Novartis AG, and its predecessor company, Sandoz AG, from 1991 until 1997 in positions of increasing responsibility in clinical research and regulatory affairs. Prior to joining the pharmaceutical industry, Dr. Levy served as an assistant professor of medicine at the UCLA School of Medicine. Dr. Levy is board certified in internal medicine and gastroenterology and received his A.B. in biology from Brown University, his M.D. from the

University of Pennsylvania School of Medicine, and completed his training in internal medicine at the Hospital of the University of Pennsylvania and a fellowship in gastroenterology and hepatology at UCLA. Our nominating and corporate governance committee and board of directors believe that Dr. Levy’s more than 30 years of experience in the pharmaceutical and biotechnology industries, as well as his extensive board experience, qualifies him to serve on our board of directors.

Michael Solomon, Ph.D. served as a member of the board of directors of Private ArTara from May 2018 until the Merger and has served as a member of our board of directors since January 2020. Dr. Solomon has more than 25 years of experience in the biotechnology industry and has spent the last 22 years focused on creating and operating early-stage companies. Dr. Solomon served as Chief Executive Officer, and as a member of the board of directors, of Ribometrix, Inc., a privately held therapeutics company focused on targeting RNA with small molecules, from October 2017 until October 2024. He also served as a member of the board of directors of ValenzaBio, Inc., a privately-held biotechnology company, from May 2021 to January 2023 when the company was acquired by Acelyrin. Inc. Dr. Solomon served as a venture partner at SV Health Investors from December 2016 until December 2018. Previously, Dr. Solomon served as Chief Operating Officer at Decibel Therapeutics, Inc., a biotechnology company focused on hearing disorders, from 2015 until 2016. Dr. Solomon served as Chief Operating Officer of Ember Therapeutics, Inc., a publicly traded pharmaceutical company, from 2012 until 2015, and as Chief Business Officer of Link Medicine Corporation, a privately held biopharmaceutical company, from 2009 until 2012. Dr. Solomon was a founder and Vice President of Discovery at Epizyme Therapeutics, Inc., a clinical stage biopharmaceutical company, and Vice President of Discovery at Hypnion, Inc., a sleep disorder company that was sold to Eli Lilly and Company in 2007. Dr. Solomon earned his B.S. in chemistry from the University of Massachusetts, Amherst and his Ph.D. in organic chemistry from the University of Wisconsin. Our nominating and corporate governance committee and board of directors believe that Dr. Solomon’s industry experience in creating and operating early-stage companies qualifies him to serve on our board of directors.

Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders

Luke Beshar served as a member of the board of directors of Private ArTara from October 2018 until the Merger and has served as Chairman of our board of directors since January 2020. Mr. Beshar has over 30 years of experience in serving as chief financial officer and in executive leadership roles principally for publicly traded and privately held pharmaceutical companies. Mr. Beshar has served as Chairman of the Board of Quell Therapeutics Limited, a clinical stage cell therapy company focused on durably controlling serious immune-mediated and inflammatory diseases with a single dose of engineered Tregs, since June 2024. Mr. Beshar also served as Chairman of the Board of INOTREM Therapeutics, an advanced clinical stage biotech company specialized in Immunotherapy to control dysregulated inflammatory reactions from May 2022 to February 2026, on the board of directors of Omega Therapeutics, Inc., a publicly traded biotechnology company developing epigenetic technology, from May 2021 until June 2024, REGENXBIO, Inc., a publicly traded leading clinical-stage gene therapy company, from May 2015 until September 2021, and Trillium Therapeutics Inc., a publicly traded immuno-oncology company, from March 2014 until November 2021 when the company was acquired by Pfizer Inc. Previously, Mr. Beshar served as Executive Vice President, Chief Financial Officer of NPS Pharmaceuticals, Inc., a publicly traded global biopharmaceutical company focused on rare diseases, from 2007 until February 2015 when the company was acquired by Shire plc. Prior to NPS Pharmaceuticals, Mr. Beshar served as Executive Vice President, Chief Financial Officer of Cambrex Corporation, a publicly traded manufacturer of branded and generic active pharmaceutical ingredients and provider of related services, from 2002 until 2007. Mr. Beshar began his career with Arthur Andersen & Co. and is a certified public accountant. Mr. Beshar earned his B.A. in accounting and financial administration from Michigan State University and is a graduate of The Executive Program at the Darden Graduate School of Business at the University of Virginia. Our nominating and corporate governance committee and board of directors believe that Mr. Beshar’s executive leadership and financial experience and his extensive director experience on other publicly held biotechnology companies qualifies him to serve on our board of directors.

Roger Garceau, M.D. served as a member of the board of directors of Private ArTara from January 2019 until the Merger and has served as a member of our board of directors since January 2020. Dr. Garceau has more than 30 years of broad pharmaceutical industry experience. He served as a member of the board of directors of Entera Bio Ltd., a biotechnology company specializing in the oral delivery of large molecules and biologics, from March 2016 to July 2024, as its interim Chief Executive Officer from August 2020 to January 2021 and as its Chief Development Advisor from December 2016 to December 2021 (excluding the period he served as interim Chief Executive Officer). Prior to joining Entera, Dr. Garceau served as Chief Medical Officer and Executive Vice President of NPS Pharmaceuticals, Inc. from December 2008 and January 2013, respectively, until February 2015, when the company was acquired by Shire plc. Previously, Dr. Garceau also served in several other managerial positions with NPS Pharmaceuticals, Sanofi S.A. and Pharmacia Corporation. Dr. Garceau has served as a member of the board of directors of Enterome S.A., a privately held clinical-stage biopharmaceutical company, since December 2016. Dr. Garceau is a board-certified pediatrician and is a fellow of the American Academy of Pediatrics. Dr. Garceau earned his B.S. in biology from Fairfield University and his M.D. from the University of Massachusetts Medical School. Our nominating and corporate governance committee and board of directors believe that Dr. Garceau’s pharmaceutical industry experience, both in management and at the board level, qualifies him to serve on our board of directors.

Gregory Sargen served as a member of the board of directors of Private ArTara from November 2019 until the Merger and has served as a member of our board of directors since January 2020. Mr. Sargen most recently served as Chief Financial Officer and Executive Vice President, Corporate Development and Strategy of Cambrex Corporation from January 2017 until January 2020, following the December 2019 acquisition of Cambrex by a private equity company. Mr. Sargen previously served in various managerial roles at Cambrex from February 2007 to January 2017. Prior to Cambrex, Mr. Sargen served as Executive Vice President, Chief Financial Officer of Expanets, Inc., a communications company, from 1999 until 2002, as Vice President of Finance at Fisher Scientific International, Inc.’s chemicals manufacturing division, from 1996 until 1998, and held various positions in finance, accounting and auditing with Merck & Co., Inc., Heat and Control, Inc. and Deloitte & Touche LLP. Mr. Sargen also serves on the boards of Umoja Biopharma, Inc., a privately owned biotechnology company developing next-generation immunotherapies, Kindeva Drug Delivery, L.P., a privately owned contract manufacturer and developer of complex drug delivery systems, and Veranova, L.P., a privately owned developer and manufacturer of active pharmaceutical ingredients. Mr. Sargen also served on the board of Avid Bioservices, Inc., a publicly traded contract manufacturer focused on the development and manufacture of biopharmaceuticals, from November 2017 until its acquisition by private equity firms in February 2025. Mr. Sargen is a Certified Public Accountant (non-practicing) and earned his B.S. in accounting from Pennsylvania State University and his M.B.A. in finance from The Wharton School of the University of Pennsylvania. Our nominating and corporate governance committee and board of directors believe that Mr. Sargen’s industry experience, both in management and at the board level, qualifies him to serve on our board of directors.

information regarding the board of directors and corporate governance

Independence of the Board of Directors

Our common stock is listed on the Nasdaq Global Market (“Nasdaq”). Under the Nasdaq listing rules, a majority of the members of our board of directors must qualify as “independent,” as affirmatively determined by our board of directors. Our board of directors consults with our counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, and any of his or her family members, and the Company, our senior management and independent auditors, our board of directors has affirmatively determined that the following eight directors are independent directors within the meaning of the applicable Nasdaq listing rules: Mr. Beshar, Dr. Flannelly, Dr. Garceau, Dr. Huang, Dr. Levy, Mr. Sargen, Ms. Smith and Dr. Solomon. In making this determination, our board of directors found that none of these directors had a material or other disqualifying relationship with the Company. Mr. Shefferman, by virtue of his position as our Chief Executive Officer, is not independent.

Accordingly, a majority of our directors are independent, as required under applicable Nasdaq rules. In making this determination, our board of directors considered the applicable Nasdaq rules and the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including their beneficial ownership of our capital stock.

Board Leadership Structure

Our board of directors has an independent chair, Mr. Beshar, who has authority, among other things, to call and preside over meetings of our board of directors, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to our board of directors. Accordingly, Mr. Beshar has substantial ability to shape the work of our board of directors. We believe that separation of the positions of board chair and chief executive officer reinforces the independence of the board in its oversight of the business and affairs of the Company. In addition, we believe that having an independent board chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our board of directors to monitor whether management’s actions are in the best interests of the Company and our stockholders. As a result, we believe that having an independent board chair can enhance the effectiveness of the board as a whole.

Role of the Board of Directors in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial and enterprise risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken and overseeing the Company’s enterprise risk management program. The audit committee also monitors compliance with legal and regulatory requirements and cybersecurity risks. The compensation committee assists the board of directors in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and practices. The nominating and corporate governance committee focuses on the management of risks associated with the composition, organization, and governance of the board of directors and its committees, as well as the corporate governance structure of the Company. The scientific advisory committee reviews risks associated with the Company’s research and development programs. Each committee of the board of directors meets and reports its findings to the board of directors on a regular basis.

In connection with its reviews of the operations of our business, our full board of directors addresses the primary risks associated with our business including, for example, strategic planning, regulatory requirements and cybersecurity. Our board of directors appreciates the evolving nature of our business and industry and is actively involved with monitoring new threats and risks as they emerge.

Meetings of the Board of Directors and its Committees

Our board of directors is responsible for the oversight of management and the strategy of our company and for establishing corporate policies. Our board of directors meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our board of directors. Our board of directors met seven times during our last fiscal year. The audit committee met four times during our last fiscal year. The compensation committee met six times during our last fiscal year. The nominating and corporate governance committee met three times during our last fiscal year. The scientific advisory committee met five times during our last fiscal year. During our last fiscal year, each director attended 75% or more of the aggregate of the meetings of our board of directors and of the committees on which he or she served. We encourage all our directors and nominees for director to attend our annual meeting of stockholders. In 2025, four directors attended our annual meeting of stockholders.

As required under the Nasdaq listing rules, in 2025, our independent directors met regularly in executive sessions at which only independent directors were present, consistent with the historical practice of our board of directors.

Information Regarding Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a scientific advisory committee. Our board of directors may establish other committees to facilitate the management of our business. Our board of directors has adopted written charters for each of our committees, which are available to stockholders on our investor relations website at ir.protaratx.com. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.

The following table provides membership for the year ended December 31, 2025 for each of our committees:

Name	Audit	Compensation	Nominating and Corporate Governance	Scientific Advisory
Luke Beshar	X		X*
Barry Flannelly, Pharm.D.		X
Jane Huang, M.D.				X
Roger Garceau, M.D.		X		X
Richard Levy, M.D.				X*
Gregory Sargen	X*
Cynthia Smith		X*
Michael Solomon, Ph.D.	X		X

____________

*        Committee Chairperson

Our board of directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

Below is a description of each committee of our board of directors.

Audit Committee

The audit committee of our board of directors is currently composed of three directors: Mr. Beshar, Mr. Sargen and Dr. Solomon, with Mr. Sargen serving as chair of the audit committee.

Our board of directors has determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable listing standards of Nasdaq. Each member of our audit committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, the board has examined each audit committee member’s scope of experience and the nature of their prior and/or current employment. Additionally, our board of directors has determined that Mr. Sargen qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq listing rules. In making this determination, our board has considered Mr. Sargen’s formal education and previous and current experience in financial and accounting roles. Both our independent registered public accounting firm and management periodically meet privately with our audit committee. The audit committee operates under a written charter adopted by the board of directors, which is located on our website at https://ir.protaratx.com/. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.

The functions of the audit committee include, among other things:

•        evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•        reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•        prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on such auditor’s independence and their potential effects on such auditor’s independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•        reviewing our annual and quarterly financial statements and periodic reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•        reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

•        reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material developments;

•        establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•        reviewing the audit committee report that the SEC requires in this annual proxy statement;

•        reviewing, providing oversight of, any determining whether to approve, reject or ratify any related-person transactions, in accordance with our related-person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

•        monitoring the rotation of partners of the independent registered public accounting firm on the audit engagement team as required by laws and rules;

•        reviewing and discussing with our independent auditors and management our guidelines, policies and practices with respect to risk assessment and risk management, including major financial, strategic, operational, regulatory and other risk exposures and the steps taken by management to identify, monitor and control such exposures;

•        on an annual basis, reviewing the audit committee charter and evaluating, in consultation with the nominating and corporate governance committee, the performance of the audit committee;

•        reviewing, on a periodic basis, our investment policy, related-person transaction policy and signing authority to approve any changes to such policies; and

•        reviewing and discussing with management our cybersecurity policies, practices and risk exposures.

Our audit committee also has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Report of the Audit Committee of the Board of Directors

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with our management. The audit committee has also reviewed and discussed with Ernst & Young LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2025, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with Ernst & Young LLP the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and filed with the SEC.

Gregory Sargen, Chair

Luke Beshar

Michael Solomon, Ph.D.

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The compensation committee of our board of directors is composed of three directors: Dr. Flannelly, Dr. Levy and Ms. Smith, with Ms. Smith serving as chair of the compensation committee. All members of the compensation committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing rules). Dr. Garceau served on the compensation committee through our compensation planning cycle for 2024 into 2025 and was then replaced by Dr. Levy.

Each of the members of the compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (which is only relevant to the extent deemed necessary to qualify for transition relief under Section 162(m)). Our board of directors has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a compensation committee. The compensation committee operates under a written charter adopted by the board of directors, which is located on our website at https://ir.protaratx.com/. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.

The functions of this committee include, among other things:

•        reviewing and approving (or if it deems appropriate, making recommendations to our board of directors regarding) our overall compensation strategy and policies;

•        reviewing and approving (or if it deems appropriate, making recommendations to our board of directors regarding) corporate performance goals and objectives, which support and reinforce the Company’s long-term strategic goals, relevant to the Company’s overall compensation strategy and policies;

•        evaluating and approving (or if it deems appropriate, making recommendations to the board of directors regarding) all compensation plans and programs advisable for the Company, as well as the modification or termination of existing plans and programs;

•        making recommendations to our board of directors regarding the compensation and other terms of employment of our chief executive officer;

•        reviewing and approving (or if it deems appropriate, making recommendations to our board of directors regarding) performance goals and objective relevant to the compensation of our other officers and assessing their performance against these goals and objectives;

•        reviewing and making recommendations to our board of directors regarding the adequacy of director compensation;

•        evaluating risks associated with and potential consequences of our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•        when appropriate (as determined by the compensation committee) establishing policies with respect to votes by our stockholders to approve executive compensation to the extent required by Section 14A of the Exchange Act and, if applicable, determining our recommendations regarding the frequency of advisory votes on executive compensation;

•        reviewing and approving (or if it deems it appropriate, making recommendations to our board of directors regarding) the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our officers (including, without limitation, any material perquisites and any other form of compensation) for our officers, including reviewing and approving (or, if it deems appropriate, making recommendations to our board of directors regarding) any payments, compensation or other awards under such agreements and arrangements;

•        reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•        reviewing and considering the results of any advisory vote on executive compensation, as applicable;

•        administering the Company’s stock option, stock appreciation, retirement and profit sharing, incentive, stock bonus, stock purchase, bonus and deferred compensation plans and similar programs;

•        reviewing with the chief executive officer the plans for succession for the chief executive officer and other key executive officers and make recommendations to our board of directors with respect to the selection of appropriate individuals to succeed to these positions; and

•        reviewing and assessing, on an annual basis, the performance of the compensation committee and the compensation committee charter.

The compensation committee will have the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Compensation Committee Processes and Procedures

Our compensation committee meets at least annually and with greater frequency if necessary. The compensation committee also acts periodically by unanimous written consent in lieu of a formal meeting. In consultation with management, the agenda for each compensation committee meeting is developed by the chair of the compensation committee and incorporates guidance from an annual work plan. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. Our Chief Executive Officer may not be present during the voting or deliberations of the compensation committee regarding his compensation.

The charter of the compensation committee grants the compensation committee full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the compensation committee. In addition, under the charter, the compensation committee has the authority to select, retain and obtain, at our expense, advice or assistance from, approve the compensation and other engagement terms of, and terminate, any legal, accounting or other advisors or consultants, including any compensation consultants, that the compensation committee considers necessary or appropriate in the performance of its duties. The compensation committee has direct responsibility for the appointment, compensation and oversight of the work of any consultants or advisors engaged for the purpose of advising the compensation committee, and any such advisor shall report directly, and be accountable, to the compensation committee. In particular, the compensation committee has the authority to retain compensation consultants to assist in its evaluation of director, chief executive officer or senior executive consultant’s compensation, including the authority to approve the consultant’s reasonable fees and other engagement terms. Under the charter, the compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the compensation committee, other than in-house legal counsel and certain other types of advisors, only after considering all factors relevant to such advisor’s independence, including the factors specified in Nasdaq Listing Rule 5605(d)(3); however, there is no requirement that any advisor be independent.

Generally, the compensation committee’s process comprises two related elements: the determination of compensation levels and the establishment of corporate performance objectives for the current year. For executives other than our Chief Executive Officer, the compensation committee solicits and considers evaluations and recommendations submitted to the compensation committee by our Chief Executive Officer. The evaluation of our Chief Executive Officer’s performance is conducted by the compensation committee, which recommends to the Board for determination and approval of any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of any compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant. In 2025, the compensation committee retained Aon Consulting, Inc., through its Human Capital Solutions subdivision (“Aon”), as an independent compensation consultant to provide the compensation committee with additional comparative data on executive compensation practices in our industry and to advise the compensation committee on our executive compensation program generally. In 2025, Aon provided advice and data to the compensation committee on executive and director compensation matters, including the review of our compensation peer group, comparative market pay levels, equity dilution, annual share utilization practices, equity compensation philosophy and trends emerging in the market. Although the compensation committee considers the advice and recommendations of the compensation consultant, the compensation committee ultimately makes its own decisions. In 2025, the compensation committee determined that Aon’s work did not raise any conflicts of interest. In making this assessment, the compensation committee considered the independence factors enumerated in the applicable Nasdaq rules.

Stockholder Advisory Vote on Executive Compensation

At our 2025 annual meeting of stockholders, our stockholders cast an advisory vote on the compensation of our named executive officers. Approximately 90% of the shares present at the meeting voted to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the related proxy statement. During the year, management was in frequent contact with stockholders on a variety of matters affecting the Company including our compensation program. Stockholders noted their general support for the program.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of our board of directors is composed of two directors: Mr. Beshar and Dr. Solomon, with Mr. Beshar serving as chair of the committee. All members of the nominating and corporate governance committee are independent (as independence is currently defined in Rule 5605(a)(2) of the

Nasdaq listing rules). The nominating and corporate governance committee operates under a written charter adopted by the board of directors, which is located on our website at https://ir.protaratx.com/. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.

The functions of this committee include, among other things:

•        identifying, reviewing and evaluating candidates to serve on our board of directors and nominating and recommending individuals for membership on our board of directors;

•        determining the minimum qualifications for service on our board of directors;

•        reviewing, evaluating and considering the recommendation for nomination of incumbent directors for reelection to the board of directors;

•        making recommendations regarding the membership of the committees of our board of directors;

•        assessing the performance of the board of directors, including its committees, including through a formal, annual self-assessment survey process administered by counsel;

•        if and when it deems appropriate, developing a set of corporate governance guidelines for the Company; and

•        reviewing and evaluating on an annual basis the performance of the nominating and corporate governance committee and the nominating and corporate governance committee charter.

The nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The nominating and corporate governance committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having varied perspectives and experiences, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the nominating and corporate governance committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the board of directors, the operating requirements of the Company and the long-term interests of our stockholders. In conducting this assessment, the nominating and corporate governance committee considers skills, experience and such other factors as it deems appropriate, given the current needs of the board of directors and our business, to maintain a balance of knowledge, experience and capability.

The nominating and corporate governance committee appreciates the value of thoughtful board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the nominating and corporate governance committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing rules, applicable SEC rules and regulations and the advice of counsel, if necessary. The nominating and corporate governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our board of directors. The nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the board of directors by majority vote.

The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee will evaluate any director nominees received from stockholders in the same manner as recommendations received from management or members of our board of directors. Stockholders who wish to recommend individuals for consideration by the nominating and corporate governance committee to become nominees for election to our board of directors may do so by delivering a written recommendation to the nominating and corporate governance committee at the following address: 345 Park Avenue

South, Third Floor, New York, New York 10010, Attn: Corporate Secretary. Any such submission must be provided at least 90 days, but not more than 120 days, prior to the anniversary date of the preceding year’s annual meeting of stockholders. Submissions must include (i) the full name, age, business address and residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Company that are owned of record and beneficially by each such nominee (if any), (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and (v) the consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Submissions must also include (i) the name and address of the Company stockholder on whose behalf the submission is made, as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is being made, (ii) the class and number of shares of the Company which are owned by the stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the stockholder’s notice, and a representation that such stockholder will notify the Company in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (iii) a description of any agreement, arrangement or understanding with respect to such nomination between or among such stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that such stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such stockholder, or any such beneficial owner, or any of its affiliates or associates with respect to shares of stock of the Company, and a representation that such stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (v) a representation that the such stockholder is a holder of record of shares of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (vi) a representation whether such stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. The Company may also require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

Scientific Advisory Committee

The scientific advisory committee of our board of directors is composed of three directors: Dr. Garceau, Dr. Huang and Dr. Levy, with Dr. Levy serving as chair of the scientific advisory committee. All members of the scientific advisory committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). The scientific advisory committee operates under a written charter adopted by the board of directors, which is located on our website at https://ir.protaratx.com/. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.

The functions of this committee include, among other things:

•        advising the board of directors regarding endorsement of current and planned research and development programs, validating timelines, budget and key milestones;

•        advising the board of directors about the progress on the Company’s research and development activities;

•        advising the board of directors regarding the scientific merit of compounds for licensing and acquisition opportunities;

•        providing strategic advice regarding emerging science, therapeutic trends and foreseeable opportunities; and

•        providing advice to our scientific team on aspects of the programs as requested.

The scientific advisory committee holds regular or special meetings as its members deem necessary or appropriate. The scientific advisory committee has the authority to retain and determine compensation for external scientific or other advisors or consultants as it deems necessary or appropriate in the performance of its duties, provided that any such compensation must comply with applicable laws and regulations.

Stockholder Communications with our Board of Directors

Our board of directors has adopted a formal process by which stockholders may communicate with the board or any of its directors. Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to our Corporate Secretary at 345 Park Avenue South, Third Floor, New York, New York 10010, Attn: Corporate Secretary. Our Corporate Secretary will review each communication and will forward such communication to the board of directors or any of its directors to whom the communication is addressed, unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate. Communications deemed by the Corporate Secretary to be inappropriate for presentation will still be made available to any non-management director upon such director’s request.

Code of Business Conduct and Ethics

We have adopted the Protara Therapeutics, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at ir.protaratx.com. The information on our website is not incorporated by reference into this proxy statement or the Annual Report. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Proposal 2

Ratification of SELECTION OF Independent Registered
Public Accounting Firm

The audit committee of our board of directors has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since March 2021. Representatives of Ernst & Young LLP are expected to be virtually present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our amended and restated bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

Ernst & Young LLP audited our consolidated financial statements for the fiscal years ended December 31, 2025 and December 31, 2024 and was appointed as our independent registered public accounting firm for the fiscal years ended December 31, 2025 and December 31, 2024.

Principal Accountant Fees and Services

The following table represents aggregate fees billed by Ernst & Young LLP for the audit of our financial statements for the years ended December 31, 2025 and December 31, 2024 and other fees billed for other professional services rendered by Ernst & Young during this period.

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit Fees(1)	$640,000	$660,000
Audit-related Fees	—	—
Tax Fees(2)	2,266	4,856
All Other Fees(3)	3,600	3,600
Total Fees	$645,866	$668,456

____________

(1)      Audit Fees consist of fees for professional services for the audit of our annual consolidated financial statements, the review of interim financial statements, and related services that are normally provided in connection with registration statements, including comfort letters and consents.

(2)      Tax Fees consist of professional tax assistance in connection with routine on-call tax advisory projects.

(3)      All Other Fees consists of fees for subscription to online content including accounting standards and guidance.

All fees described above were pre-approved by the audit committee of our board of directors.

Pre-Approval Policies and Procedures

In considering the nature of the services provided by Ernst & Young LLP, our audit committee determined that such services were compatible with the provision of independent audit services. Our audit committee discussed these services with Ernst & Young LLP and management to determine that they were permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act, as well as the requirements of the PCAOB. Our audit committee required that all services performed by Ernst & Young LLP be pre-approved prior to the services being performed. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting. During the fiscal years ended December 31, 2025 and 2024, all services by Ernst & Young LLP were pre-approved in accordance with these procedures, and our audit committee continues to require that all services performed by Ernst & Young LLP be pre-approved in accordance with these procedures prior to the services being performed.

Our Board Of Directors Recommends A Vote FOR The Ratification Of Ernst & Young LLP As Our Independent Registered Public Accounting Firm.

Proposal 3

Advisory Vote on Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“the Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. We currently hold this advisory vote on executive compensation, commonly referred to as a “say-on-pay vote,” on an annual basis, which is consistent with the results of the most recent vote at the 2020 Annual Meeting of Stockholders on the frequency of our say-on-pay vote. Following the vote on the frequency of future say-on-pay votes at this Annual Meeting, the next vote on the frequency of future say-on-pay votes is expected to occur at the 2032 Annual Meeting of Shareholders.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract, retain and motivate talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, our board of directors is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding, advisory vote “FOR” the following resolution:

“RESOLVED, that the stockholders of Protara Therapeutics, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed pursuant to Item 402 of Regulation S-K in the Summary Compensation Table and the related compensation tables and narrative disclosure in the Proxy Statement for the Company’s Annual Meeting of Stockholders to be held on June 12, 2026.”

Because the vote is advisory, it is not binding on our board of directors. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our board of directors and, accordingly, our board of directors and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Our Board Of Directors Recommends A Vote FOR the Approval, on an Advisory Basis, of the
Compensation of our Named Executive Officers.

Proposal 4

Advisory VOte on the Frequency of the SAY-ON-Pay VOTE

We have been providing stockholders with the opportunity to vote on an advisory basis on the compensation of our named executive officers (a “say-on-pay” vote) on an annual basis.

Pursuant to SEC rules, we are required to hold an advisory “say-on-pay” vote at least once every three years. We choose to hold it annually, in response to the preference of our stockholders expressed at the 2020 Annual Meeting of Stockholders, and as a matter of good corporate governance practices and responsiveness to stockholders.

In addition, every six years, we are required to hold a “say-on-frequency” vote, on a non-binding, advisory basis, to again ask our stockholders whether the “say-on-pay” vote should occur every one, two, or three years.

On this proposal, you can vote to hold the “say-on-frequency” vote every one, two or three years, or abstain. We recommend continuing to hold the “say-on-pay” vote annually, so that we can continue to be responsive to stockholder views about our compensation program.

Accordingly, on this Proposal 4, we are submitting the following resolution for stockholder advisory vote:

“RESOLVED, that the stockholder advisory vote on compensation of the Company’s named executive officers should occur every ONE/TWO/THREE year(s).”

Although this vote is not binding, we will take it into account in determining the frequency of future stockholder votes.

Vote Required

The frequency (one, two, or three years) that receives the greatest number of votes from the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the matter will be considered approved.

Our Board Of Directors Recommends A Vote for a Stockholder Advisory Vote on

Executive Compensation every “ONE YEAR”.

Proposal 5

APPROVAL OF An Amendment to THE 2024 EQUITY INCENTIVE Plan

At the Annual Meeting, our stockholders will be asked to approve an amendment to the Protara Therapeutics, Inc. 2024 Equity Incentive Plan (as amended on June 11, 2025, and as may be further amended from time to time, the “2024 Plan”). The Board adopted the amendment to the 2024 Plan on April 8, 2026, subject to approval by our stockholders at the Annual Meeting, to increase by 5,000,000 the number of shares of common stock available to be issued under the 2024 Plan from 4,300,000 shares to 9,300,000 shares, and to make a corresponding increase to the number of shares of common stock that may be issued or used with respect to incentive stock options. The proposed amendment does not change any other provisions of the 2024 Plan.

As of April 15, 2026, an aggregate of 287,441 shares remain available for issuance under our equity incentive plans (excluding our 2024 Employee Stock Purchase Plan (the “2024 ESPP”)), comprising 285,541 shares available for issuance under the 2024 Plan and 1,900 shares available for issuance under our 2020 Inducement Plan (the “Inducement Plan”). As of April 15, 2026, an aggregate of 8,707,571 shares were subject to outstanding awards granted pursuant to our equity incentive plans, comprising stock options to purchase 7,597,051 shares and 1,110,520 shares subject to restricted stock unit awards. The per share weighted-average exercise price of the outstanding stock options is $5.98 and the weighted average remaining term of the outstanding options was 7.86 years.

Reasons for Amendment of the Plan

The Board believes that the future success of the Company depends on our ability to attract and retain the best available employees responsible for the continued development and growth of our business and that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company. We believe that equity awards motivate high levels of performance, align the interests of our personnel and stockholders by giving our personnel an opportunity to hold an ownership stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. In addition, stock options, restricted stock units and other types of equity awards are considered a competitive necessity in the life sciences and biotechnology industries in which we compete.

The Company’s equity incentive compensation needs will soon exceed the remaining shares available for issuance under the 2024 Plan. As a result, the Company will not be able to continue granting equity compensation at competitive levels and will be at significant disadvantage in attracting and retaining talented officers, directors, employees and consultants who contribute to our success.

Approval of this amendment increasing the number of shares available for issuance under the 2024 Plan will enable the Company to continue granting equity compensation awards to attract and retain highly qualified personnel and to continuing aligning the economic interests of our personnel with those of our stockholders.

As discussed below, the 2024 Plan includes features that are designed to protect the interests of our stockholders and we believe it is beneficial for our stockholders to approve the amendment to the 2024 Plan.

Key Features Designed to Protect Stockholders’ Interests

We believe the 2024 Plan’s design reflects our commitment to strong corporate governance and our desire to preserve stockholder value as demonstrated by the following 2024 Plan features:

•        Maximum Number of Shares/No Annual “Evergreen” Provision.    The maximum number of shares available for issuance under the 2024 Plan is fixed and cannot be increased without stockholder approval. There is no annual “evergreen” whereby the number of shares available under the 2024 Plan would be automatically increased each year. Accordingly, we are proposing an amendment to the 2024 Plan to increase the number of shares available to be issued thereunder by 5,000,000 shares, representing approximately 9% of the shares of our common stock outstanding as of April 15, 2026. The proposed amendment would also make a corresponding increase to the number of shares of common stock that may be issued or used with respect to incentive stock options from 4,300,000 shares to 9,300,000.

•        Award Design Flexibility.    Different kinds of awards may be granted under the 2024 Plan, giving us the flexibility to design our equity incentives to complement the other elements of compensation and to support our attainment of strategic goals.

•        Performance-Based Awards.    The 2024 Plan permits the grant of performance-based stock awards that are payable only upon the attainment of specified performance criteria.

•        No Single-Trigger Vesting Acceleration upon a Change of Control for Participants.    The 2024 Plan provides for double-trigger protection following a change of control.

•        Repricing is Not Allowed Without Stockholder Approval.    The 2024 Plan does not permit options or stock appreciation rights to be repriced or exchanged for other awards unless stockholders approve the repricing or exchange.

•        Clawback.    Each award under the 2024 Plan is subject to the Company’s policies regarding the acquisition, ownership or sale of stock by officers, employees, directors, consultants, advisors or other service providers, including without limitation, our Clawback Policy.

•        No Tax Gross-ups.    The Plan does not provide for any tax gross-up.

•        No Liberal Share Counting or Recycling.    Shares used to pay the exercise price or purchase price of an award granted under the Plan or to satisfy tax withholding obligations for an award granted under the Plan will not become available for future grant under the Plan.

•        Limited Transferability.    Awards under the 2024 Plan generally may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, unless otherwise approved by the administrator (on such terms as the administrator deems appropriate) or required by applicable laws.

•        Annual Limits on Non-Employee Director Compensation.    The 2024 Plan sets limits on the total compensation that a non-employee director may receive for service as a non-employee director during each fiscal year.

•        No Dividends on Unvested Awards.    No dividends or other distributions may be paid with respect to any Shares underlying the unvested portion of an award until the underlying award vests.

•        Minimum Vesting Requirement.    The 2024 Plan provides that in general awards may vest no earlier than the first anniversary of the grant date, subject to certain exceptions set forth in the 2024 Plan relating to relating to accelerated vesting subject to death, disability, a change of control, retirement or other involuntary termination, and awards in respect of a maximum of 5% of the number of shares available for grant under the 2024 Plan.

Summary of the 2024 Plan

The following paragraphs summarize the principal features of the 2024 Plan and its operation, as amended by the proposed amendment. However, this summary is not a complete description of the provisions of the 2024 Plan and is qualified in its entirety by the specific language of the 2024 Plan, which is an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. A copy of Amendment No. 1 to the 2024 Plan is provided as Appendix A to this proxy statement.

Purpose of the 2024 Plan

Our board adopted the 2024 Plan to attract and retain the best available personnel, to provide additional incentives to employees, directors and consultants, to promote the success of our business and to align employee’s interests with stockholders’ interests. These incentives can be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and other stock and cash awards.

Shares Available for Issuance

Subject to the adjustment provisions in the 2024 Plan, our stockholders are being asked to approve an increase in the number of shares available for issuance under the 2024 Plan from 4,300,000 shares to 9,300,000 shares. If we substitute equity awards for equity awards of acquired entities in connection with mergers, reorganizations, separations, or other transactions as described in the 2024 Plan, the grant of such substituted awards will not decrease the number of shares available for issuance under the 2024 Plan. Shares may either be authorized, but unissued shares or shares held by the Company in its treasury.

If an option or stock appreciation right granted under the 2024 Plan expires, terminates, or is cancelled for any reason without having been exercised in full, if any other award is forfeited, or if the award is settled for cash (in whole or in part) the shares of stock not purchased by the holder of the award, which are forfeited or which are settled in case, as the case may be, will again be available for awards to be granted under the 2024 Plan.

In the event of certain dividends or other distributions (whether in the form of cash, shares, other securities, or other property), reorganization, recapitalization, reclassification, stock split, reverse stock split or other similar distribution affecting our shares, the 2024 Plan administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2024 Plan, will adjust the number and kinds of shares that may be delivered under the 2024 Plan, and/or the number, class and price of shares of stock subject to outstanding awards, and exercise price or repurchase price, as applicable.

During the term of this 2024 Plan, we will at all times reserve and keep available a number of shares sufficient to satisfy the requirements of the 2024 Plan.

Limitations on Awards to Non-Employee Directors

The 2024 Plan also provides that no non-employee director may be paid compensation for their service as a director that, in the aggregate, exceeds $750,000 for any fiscal year of ours, increased to $1,000,000 for the non-employee director for our fiscal year in which he or she joins our board of directors as a non-employee director. For these purposes, compensation includes equity awards (including any awards issued under the 2024 Plan), with the value of such equity awards measured based on the accounting grant date fair value, and any other compensation (such as cash retainers or fees) for director service.

Minimum Vesting Requirements

Any awards that are payable in shares of our common stock under the 2024 Plan will vest no earlier than the first anniversary of the grant date of the award, other than awards in respect of a maximum of 5% of the shares available for grant under the 2024 Plan. The administrator may also provide for accelerated vesting in connection with a participant’s death, disability, retirement or other involuntary termination or in connection with a change of control.

Administration

The compensation committee of the Board will be the “administrator” of the 2024 Plan. To make grants to certain officers and key employees, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).Our board of directors, however, may itself exercise any of the powers and responsibilities assigned to the compensation committee under the 2024 Plan, and the compensation committee also may delegate to an executive officer or officers the authority to grant awards under the 2024 Plan to employees who are not officers, and to consultants, up to such maximum number and in accordance with such other guidelines as the compensation committee may specify.

Subject to the terms of the 2024 Plan, the administrator has the authority to make any determinations and perform any actions that it deems necessary or advisable to administer the 2024 Plan, such as the authority to: determine the fair market value of a share, select the service providers who will receive awards; determine the number of shares covered by each award and the terms of each award; approve forms of award agreements for use with the 2024 Plan; interpret, modify or amend each award (subject to the repricing restrictions of the 2024 Plan), including to accelerate vesting or waive forfeiture restrictions; interpret the 2024 Plan; and delegate ministerial duties to any of our employees. The administrator may allow a participant to defer the receipt of payment of cash or delivery of shares otherwise due to such participant. The administrator may modify the terms of any award under the 2024 Plan granted to a participant who is a resident or primarily employed outside of the U.S. in order that the award shall conform to the laws, regulations, procedures, and customs of the country in which the participant is then resident or primarily employed, or so that the value and other benefits of the award, as affected by foreign tax laws and other restrictions, will be as comparable as practicable to the value of such an award to a participant is who resident or primarily employed in the U.S. The administrator may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the 2024 Plan for the purpose of granting and administrating any such modified award.

Eligibility

All types of awards, other than incentive stock options, may be granted to officers, employees, consultants and advisors of ours and our affiliates and to our non-employee directors or any director of any of our affiliates. No non-employee director, however, may be paid compensation for service as a non-employee director that, in the aggregate, exceeds $750,000 for any fiscal year of ours, increased to $1,000,000 for the non-employee director for our fiscal year in which he or she joins our board of directors as a non-employee director. Incentive stock options may be granted only to employees of ours or any parent or subsidiary corporation of ours. As of April 15, 2026, we had approximately 50 employees (including one employee director), eight non-employee directors and approximately 2 consultants who were eligible to participate in the 2024 Plan. The basis for participation in the 2024 Plan, from among those eligible, is within the discretion of the compensation committee of the Board (or the Board, with respect to non-employee directors).

Options

An option gives a participant the right to purchase a specified number of shares for a fixed exercise price during a specified period. Each option granted under the 2024 Plan will be evidenced by an award agreement specifying the number of shares subject to the option and the other terms of the option, consistent with the 2024 Plan.

The exercise price per share of each option may not be less than the fair market value of a share on the date of grant (except, in the case of a nonstatutory stock option, as otherwise required by applicable laws). However, any incentive stock option granted to a person who at the time of grant owns stock representing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary corporation of ours (a “Ten Percent Owner”) must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant. For this purpose, the fair market value of a share is generally the closing sales price of our stock, as reported on the primary stock exchange on which it is traded. On April 15, 2026, the closing price of a share on The Nasdaq Global Market was $5.21.

Options will be exercisable at such times or under such conditions as determined by the administrator and set forth in the award agreement. When a participant’s service ends, the unvested portion of the participant’s option generally expires. The vested portion of the option will remain exercisable for the period following the end of the participant’s service that was determined by the administrator and specified in the participant’s award agreement, and if no such period was specified in the award agreement, the vested portion of the option will remain exercisable for 90 days following the end of the participant’s service provider status.

The term of an option will be specified in the award agreement, but the term of an option may not be more than 10 years (or five years for an incentive stock option granted to a Ten Percent Owner).

The administrator will determine the acceptable form(s) of consideration for exercising an option. An option will be deemed exercised when we receive the notice of exercise and full payment for the shares to be exercised, together with any amounts necessary to satisfy withholding obligations for tax-related items.

Stock Appreciation Rights

A stock appreciation right gives a participant the right to receive the appreciation in the value of a share between the date an award is granted and the date it is exercised. Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined as the product of: (i) the difference between the fair market value of a share on the date of exercise and the exercise price per share and (ii) the number of shares covered by the exercised portion of the stock appreciation right. We may pay that amount in cash, shares, or a combination of both. Each stock appreciation right granted under the 2024 Plan will be evidenced by an award agreement specifying the exercise price and the other terms of the award.

The exercise price per share of each stock appreciation right may not be less than the fair market value of a share on the date of grant, or in the case of a stock appreciation right in tandem with options, the exercise price of the related option.

Stock appreciation rights will be exercisable at such times or under such conditions as determined by the administrator and set forth in the award agreement. The terms relating to the period of exercise of stock appreciation rights following the termination of a participant’s service are similar to those for options described above.

Restricted Stock Awards

Awards of restricted stock are awards of shares that are nontransferable and subject to a risk of forfeiture until specific conditions established by the administrator in its sole discretion have been met. Unless the administrator provides otherwise, participants holding shares of restricted stock will have voting rights with respect to such shares without regard to vesting. All ordinary cash dividends or other ordinary cash distributions paid upon any restricted stock will be retained by the Company and will be paid to the participant when the restricted stock vests. All ordinary stock dividends or other distributions payable in shares of stock or other securities of the Company will constitute additional restricted stock, subject to the same risk of forfeiture as the shares of restricted stock in respect of which such shares of stock were paid.

Restricted Stock Units

A restricted stock unit represents a right to receive shares upon the end of the restriction period established by the administrator and subject to a risk of forfeiture arising on the basis of such conditions relating to the performance of services, Company or affiliate performance or otherwise as the administrator may determine and provide for in the applicable award agreement. Each award of restricted stock units granted under the Plan will be evidenced by an award agreement specifying the number of shares subject to the award and other terms of the award.

A participant will forfeit any unearned restricted stock units on the date specified in the participant’s award agreement. The administrator in its sole discretion may pay earned restricted stock units in cash, shares, or a combination of both.

Performance Units and Performance Shares

Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. Performance units will have an initial value established by the administrator on or before the date of grant. Performance units and performance shares will result in a payment to a participant only if the performance goals or other vesting criteria set by the administrator are achieved or the awards otherwise vest.

Each award of performance units or performance shares granted under the 2024 Plan will be evidenced by an award agreement specifying the performance period and other terms of the award. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals (such as continued employment or service), applicable U.S. or non-U.S. federal or state securities laws, or any other basis determined by the administrator, in its discretion.

The administrator has the discretion to pay earned performance units or performance shares in the form of cash, shares (which will have an aggregate fair market value equal to the earned performance units or performance shares at the close of the performance period), or a combination of both.

A participant will forfeit any performance units or performance shares not earned and not vested as of the date specified in the participant’s award agreement.

Transferability of Awards

Unless otherwise specified by the administrator or required by applicable laws, awards are not transferable other than by will or by the laws of descent and distribution.

Adjustments

In the event of the outstanding shares of stock under the 2024 Plan are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided under the 2024 Plan, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options and stock appreciation rights (without change in the aggregate purchase price as to which such options or rights remain exercisable), and (iv) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right.

In the event of any corporate action not specifically covered above, including but not limited to an extraordinary cash distribution on stock, a corporate separation or other reorganization or liquidation, the administrator may make such adjustment of outstanding awards and their terms as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The administrator may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2024 Plan.

Change of Control

If the Company terminates the employment of a participant in the 2024 Plan without cause, or if a participant in the 2024 Plan resigns his or her employment with the Company for good reason, either case, on or within two (2) years after a change of control, then, any and all options and stock appreciation rights not already exercisable in full will fully accelerate and become exercisable; any risk of forfeiture applicable to restricted stock and restricted stock units which is not based on achievement of performance goals or other business objectives will lapse; and all outstanding awards of restricted stock and restricted stock units conditioned on the achievement of performance goals or other business objectives and the payouts attainable under outstanding performance units will be deemed to have been satisfied based on the greater of target and actual performance as of the effective date of the change of control, except to the extent otherwise determined by the administrator in its sole discretion at any time prior to, or upon, such change of control.

For awards granted to each of our non-employee directors, in the event of a change in control, all shares subject to any then-outstanding and unvested equity awards granted pursuant to our non-employee director compensation policy will become fully vested immediately prior to the closing of such change in control.

Forfeiture Events

Each award under the 2024 Plan is subject to the Company’s policies regarding the acquisition, ownership or sale of stock by officers, employees, directors, consultants, advisors or other service providers, including without limitation, our Clawback Policy.

Termination and Amendment

The administrator may amend, alter, suspend, or terminate the 2024 Plan at any time; provided, that, without stockholder approval, no amendment or modification may (i) increase the number of shares of stock which may be issued under the 2024 Plan, (ii) change the description of the persons eligible for awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange. No amendment, alteration, suspension, or termination may impair the rights of any participant with respect to his or her outstanding awards unless mutually agreed otherwise between the participant and the administrator. The 2024 Plan will continue until terminated by the administrator, but no incentive stock option may be granted after the tenth anniversary of the 2024 Plan’s adoption by our board of directors.

Notwithstanding the prior paragraph, the administrator may amend the terms of any one or more awards without an affected participant’s consent even if it does impair the participant’s rights, subject to the limitations of applicable laws, if any, if (i) such amendment is done in a manner expressly permitted under the Plan; (ii) the administrator determines in its sole discretion and prior to the date of any change of control that such amendment or alteration either is required or advisable in order for the Company, the 2024 Plan or the award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (iii) the administrator determines in its sole discretion and prior to the date of any change of control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the award, or that any such diminution has been adequately compensated, or (iv) the administrator reasonably determines on or after the date of change of control that such amendment or alteration either is required or advisable in order for the Company, the 2024 Plan or the award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2024 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change. The summary is not complete and does not discuss the tax consequences upon a participant’s death, or the income tax laws of any municipality, state, or non-U.S. country in which a participant may reside. Tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes because of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). However, if the proceeds from the disqualifying disposition are less than the fair market value of the shares on the date of exercise, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. Any gain in excess of that amount of ordinary income recognized by the participant will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits.

Nonstatutory Stock Options

A participant generally recognizes no taxable income as the result of the grant of a nonstatutory stock option. However, upon exercising the option with respect to any shares, the participant normally recognizes ordinary income equal to the amount that the fair market value of such shares on such date exceeds the exercise price for such shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

Stock Appreciation Rights

A participant generally recognizes no taxable income as the result of the grant of a stock appreciation right. However, upon exercising the stock appreciation right with respect to any shares, the participant normally recognizes ordinary income equal to the amount that the fair market value of such shares on such date exceeds the exercise price for such shares, regardless of whether the stock appreciation right is settled in cash or shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a stock appreciation right, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income as the shares subsequently vest, in an amount equal to the excess of the fair market value of the shares on the vesting date over the purchase price paid by the participant for such shares (if any). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, under Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired under a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will recognize ordinary income equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income. Also, if the participant is an employee, the fair market value of the shares covered by the award on the vesting date will be subject to employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received will be taxed as capital gain or loss.

Performance Unit Awards

A participant generally will recognize no income upon the grant of a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income. Also, if the participant is an employee, the fair market value of the shares covered by the award on the vesting date will be subject to employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, when vested, which may be before the compensation is actually or constructively received. Also, if an award subject to Section 409A violates Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income and potentially penalties and interest on such deferred compensation.

Tax Effect for Us

We generally will be entitled to a tax deduction in connection with an award under the 2024 Plan equal to the ordinary income realized by a participant when the participant recognizes such income (for example, the exercise of a nonstatutory stock option or the disqualifying disposition of shares acquired through the exercise of an incentive stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

THE SUMMARY ABOVE IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION ON PARTICIPANTS AND US WITH RESPECT TO AWARDS UNDER THE PLAN. IT IS NOT INTENDED TO BE COMPLETE AND MAY NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Plan Benefits

During the year ended December 31, 2025, we granted the following stock options and restricted stock units (excluding forfeited and expired options and restricted stock units) under the 2024 Plan to the individuals and groups listed below. In all cases, the securities underlying such equity awards were shares of our common stock.

Name and Position	Dollar Value(1) ($)	Number of Shares Subject to Stock Options and RSUs (#)
Jesse Shefferman, President, Chief Executive Officer and Director	1,571,666	452,000
Leonardo Nicacio, M.D., Chief Medical Officer	—	—
Jacqueline Zummo, Ph.D., Chief R&D Officer	592,829	170,500
All current executive officers as a group (5 persons)	2,957,543	850,500
All current directors who are not executive officers as a group (8 persons)	439,930	192,000
All employees, including all current officers who are not executive officers (42 persons)	1,843,786	514,919

____________

(1)      This column reflects the grant date fair value of the applicable stock options and restricted stock units granted, computed in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standards Codification Topic 718 for stock-based compensation transactions (“ASC 718”). Assumptions used in the calculation of these amounts are included in the notes to our audited consolidated financial statements included in the Annual Report. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock awards or the sale of the common stock underlying such stock awards.

New Plan Benefits

All future grants of awards under the 2024 Plan to eligible grantees are subject to the discretion of the compensation committee. Therefore, the benefits and amounts that will be received or allocated under the 2024 Plan are not determinable at this time.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2025.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity compensation plans approved by stockholders(1)(2)	5,237,408	(3)	6.62	3,600,581	(4)
Equity compensation plans not approved by stockholders	1,182,800	(5)	4.45	17,200	(6)
Total	6,420,208		6.28	3,617,781

____________

(1)      This table does not include the number of shares issuable upon exercise of issued and outstanding awards under the Private ArTara Plan, which we assumed upon the closing of the Merger. No new awards may be issued under the Private ArTara Plan. As of December 31, 2025, a total of 134,328 shares of our common stock were reserved for issuance upon the exercise of outstanding options under the Private ArTara Plan, with a weighted-average exercise price of $9.18.

(2)      Includes securities issuable under our Amended and Restated 2014 Plan (the “2014 Plan”) (the predecessor to the 2024 Plan), the 2024 Plan and the 2024 ESPP.

(3)      Includes (i) 1,699,419 shares of common stock issuable pursuant to outstanding stock options under the 2024 Plan and (ii) 3,537,989 shares of common stock issuable pursuant to outstanding stock options under the 2014 Plan. No shares were outstanding under the 2024 ESPP as of December 31, 2025.

(4)      Includes (i) 2,600,581 shares of common stock available for issuance under our 2024 Plan and (ii) 1,000,000 shares of common stock available for issuance under our 2024 ESPP.

(5)      Includes 1,182,800 securities issuable pursuant to outstanding stock options under the Inducement Plan adopted exclusively for grants of awards to individuals that were not previously our employees or directors (or to employees after a bona fide period of non-employment), as an inducement material to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq listing rules. The terms and conditions of the Inducement Plan and the equity awards to be granted thereunder are substantially similar to the 2024 Plan.

(6)      Includes 17,200 shares of common stock available for issuance under the Inducement Plan. In March 2025, the compensation committee of our board of directors adopted an amendment to the Inducement Plan, which increased the number of shares of common stock available for issuance under the Inducement Plan by 600,000 shares. For more information on the Inducement Plan, see narrative below.

2020 Inducement Plan

The compensation committee of our board of directors adopted the Inducement Plan in March 2020 and adopted an amendment to the Inducement Plan in March 2025. The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c) of the Nasdaq listing rules. The Inducement Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, and restricted stock unit awards.

Stock awards granted under the Inducement Plan may only be made to individuals who did not previously serve as employees or non-employee directors of the Company or an affiliate of the Company (or following such individuals’ bona fide period of non-employment with the Company or an affiliate of the Company), as an inducement material to the individuals’ entering into employment with the Company or an affiliate of the Company or in a manner otherwise permitted by Rule 5635(c) of the Nasdaq listing rules. In addition, stock awards must be approved by either a majority of the Company’s “independent directors” (as such term is defined in Rule 5605(a)(2) of the Nasdaq listing rules) or the compensation committee, provided such committee comprises solely independent directors. The terms of the Inducement Plan are otherwise substantially similar to our 2024 Plan (including with respect to the treatment of stock awards upon corporate transactions involving us or certain changes in our capitalization), except stock awards granted under the Inducement Plan may not be repriced without stockholder approval.

The maximum number of shares of our common stock that may be issued under the Inducement Plan is 1,200,000 shares. Shares subject to stock awards granted under the Inducement Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the Inducement Plan. Additionally, shares become available for future grant under the Inducement Plan if they were issued under stock awards granted under the Inducement Plan and we repurchase or reacquire them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Vote Required

Approval of this proposal requires the vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Our Board of Directors Recommends a Vote FOR the Approval of the Amendment to the 2024 Plan.

Proposal 6

APPROVAL OF An Amendment to OUR SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
FROM 100,000,000 TO 200,000,000

Our Board is requesting stockholder approval of an amendment to our sixth amended and restated certificate of incorporation to increase the authorized number of our shares of common stock, par value $0.001 per share, from 100,000,000 to 200,000,000.

The additional shares of common stock that would be authorized upon approval of the proposed amendment would have rights identical to our currently outstanding shares of common stock. The approval of the proposed amendment and any future issuance of common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to the increase in the number of shares of our common stock outstanding, such as dilution of the per share operating results and the voting rights of current holders of our common stock.

As of April 15, 2026, we had 55,060,500 shares of common stock outstanding and our board had reserved 9,995,012 shares of common stock for issuance upon the exercise of stock options and the vesting of other equity awards outstanding under our equity plans. In addition, our board had reserved up to 18,765,625 shares of common stock for issuance upon the conversion of our preferred stock and upon the exercise of our pre-funded warrants and common warrants. As a result, as of April 15, 2026, we had only 16,178,863 shares of common stock available for issuance for other purposes. If the proposed amendment to our sixth amended and restated certificate of incorporation to increase the authorized number of our shares of common stock is not approved, we may not have sufficient shares of common stock available for issuance for purposes deemed to be in the best interests of the Company by our Board.

Although at present our Board has no plans to issue the additional shares of common stock, our Board believes it would be prudent and advisable to have those shares available for issuance to provide additional flexibility for future business and financial purposes. If the proposed amendment to our sixth amended and restated certificate of incorporation is approved, additional shares may be issued for various purposes without further stockholder approval. These purposes may include: raising capital; granting equity incentive awards to employees, officers or directors; strategic partnerships; acquisitions, licensing arrangements or other transactions; and other business purposes approved by our Board.

Although the proposed amendment is not intended as an anti-takeover provision, the additional shares of common stock ultimately could be used to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company.

If the proposed amendment is approved, it will become effective upon the filing of an amendment to our sixth amended and restated certificate of incorporation (in the form of a certificate of amendment to our sixth amended and restated certificate of incorporation, and such form will also include the amendment pursuant to Proposal 7, if that proposal is approved) with the Secretary of State of the State of Delaware, and Article FOUR, Section 1 of our sixth amended and restated certificate of incorporation, which sets forth our currently authorized capital stock, will be amended to read in its entirety as follows:

“Authorized Shares. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Two Hundred Ten million (210,000,000) shares, consisting of:

(a)    Two Hundred million (200,000,000) shares of common stock, par value $0.001 per share (“Common Stock”); and

(b)    Ten million (10,000,000) shares of undesignated preferred stock, par value $0.001 per share (the “Preferred Stock”).

Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the “Board of Directors”). The following is a statement of the powers, designations, preferences, privileges, and relative rights in respect of each class of capital stock of the Corporation.”

Vote Required

The amendment to our sixth amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000 (Proposal No. 6) requires that more votes are cast “FOR” than “AGAINST” the proposal at the Annual Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000.

Proposal 7

APPROVAL OF An Amendment to OUR SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION ALLOWING FOR OFFICER EXCULPATION CONSISTENT WITH DELAWARE LAW

Our Board is requesting stockholder approval of an amendment to our sixth amended and restated certificate of incorporation to allow for officer exculpation consistent with Delaware law.

Our sixth amended and restated certificate of incorporation currently contains an exculpation provision eliminating monetary liability of Directors to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”). In 2022, Section 102(b)(7) of the DGCL was amended to allow Delaware corporations to extend exculpation to certain officers by including an officer exculpation provision in their certificates of incorporation.

As permitted by the DGCL, this amendment to our sixth amended and restated certificate of incorporation would only limit the monetary liability of these officers for breaches of the fiduciary duty of care in a direct claim, and would not limit monetary liability of these officers in an action brought by or in the name of the Company, such as derivative claims by stockholders for breach of the fiduciary duty of care. The amendment also would not limit the monetary liability of these officers for any breach of the fiduciary duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

Since Delaware amended the DGCL, many Delaware corporations have adopted officer exculpation provisions, including other companies in our industry. Failing to provide officer exculpation as permitted by current Delaware law could impact our recruitment and retention of exceptional candidates, who may conclude that the potential exposure to liabilities, costs of defense and other risks of legal proceedings exceed the benefits of serving as an officer of the Company.

In addition, directors and officers must frequently make decisions in response to time-sensitive opportunities and challenges. These decisions have the potential to expose them to a substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, regardless of merit. Adopting an exculpation provision that aligns with the amended DGCL could prevent protracted litigation that detracts from management’s ability to focus on the execution of our goals and objectives, empowering our directors and officers to exercise their business judgment in furtherance of the interests of our stockholders.

For these reasons, and considering the limited circumstances in which our officers would be exculpated, the Board believes that providing officer exculpation, solely to the extent permitted by the DGCL, is in the best interests of the Company and its stockholders.

If the proposed amendment is approved, it will become effective upon the filing of an amendment to our sixth amended and restated certificate of incorporation (in the form of a certificate of amendment to our sixth amended and restated certificate of incorporation, and such form will also include the amendment pursuant to Proposal 6, if that proposal is approved) with the Secretary of State of the State of Delaware, and our sixth amended and restated certificate of incorporation will be amended to add a new Article Thirteen, which will read in its entirety as follows:

“To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader exculpation rights than permitted prior thereto), no officer of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as an officer, notwithstanding any provision of law imposing such liability; provided, however, that to the extent required from time to time by applicable law, this Article Thirteen shall not eliminate or limit the liability of an officer, to the extent such liability is provided by applicable law, (i) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transactions from which the officer derived an improper personal benefit or (iv) in any action by or in the right of the Corporation. Solely for purposes of this Article Thirteen, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL.

No amendment to or repeal of this Article Thirteen shall apply to or have any effect on the liability or alleged liability of any officer for or with respect to any acts or omissions of such officer occurring prior to the effective date of such amendment or repeal.”

Vote Required

The amendment to our sixth amended and restated certificate of incorporation to allow for officer exculpation consistent with Delaware law (Proposal No. 7) requires the affirmative vote of the holders of a majority of shares of our common stock outstanding and entitled to vote on the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION ALLOWING FOR OFFICER EXCULPATION CONSISTENT WITH DELAWARE LAW.

Executive Officers

The following table sets forth, for our executive officers, their ages and position held with us as of the Record Date:

Name	Age	Principal Position
Jesse Shefferman	54	President, Chief Executive Officer and Director
Patrick Fabbio	58	Chief Financial Officer
Jacqueline Zummo, Ph.D.	45	Chief Research & Development Officer
Hannah Fry	36	Controller
William Conkling	54	Chief Commercial Officer

Biographical information for Jesse Shefferman is included above with the director biographies under the caption “Information Regarding Director Nominees and Current Directors.”

Patrick Fabbio has served as our Chief Financial Officer since January 2023. Mr. Fabbio brings more than 30 years of experience in financial, operational and transactional leadership in both publicly traded and privately held life science and pharmaceutical companies. Prior to joining the Company, he served as President and Chief Financial Officer at Rafael Holdings, Inc., beginning in September 2021. Previously, Mr. Fabbio was Chief Financial Officer at WindMIL Therapeutics Inc. from March 2020 to July 2021 and Progenics Pharmaceuticals, Inc. from November 2015 to March 2020. Mr. Fabbio has also served as Chief Financial Officer of electroCore Medical, LLC, and Ikano Therapeutics, Inc., Vice President of Finance at NPS Pharmaceuticals, Inc., and Vice President of Finance, Innovation and Growth at Catalent Pharma Solutions, Inc. He also held roles in financial positions at Sanofi-Aventis U.S. LLC, UniPath Diagnostics Co., BioMatrix, Inc. and Coopers & Lybrand LLP. Mr. Fabbio has served as a board member of BeyondSpring Therapeutics, Inc. since 2018. Mr. Fabbio holds a B.B.A. in Accounting from Pace University and an M.B.A. in Finance from the Stern School of Business at New York University.

Jacqueline Zummo, Ph.D. has served as our Chief Research & Development Officer since February 2026, and previously served as our Chief Scientific Operations Officer from January 2021 to February 2026 and Senior Vice President, Research Operations from January 2020 to January 2021. Dr. Zummo joined Private ArTara in November 2017 and began serving as its Vice President, Clinical Research Medical Affairs, before serving as Vice President, Research Operations from March 2019 until the Merger. Prior to joining Private ArTara, Dr. Zummo served as Assistant Vice President, Medical Affairs at Vyera Pharmaceuticals, LLC, a privately held biopharmaceutical company, from November 2015 until September 2017. Dr. Zummo previously served as Medical Director at Alkermes, Inc. from 2012 until November 2015, Associate Director, Medical Affairs at Sunovion Pharmaceuticals Inc. from 2008 until 2012 and Senior Manager, Neuroscience Medical Affairs at Wyeth Pharmaceuticals Inc. from 2002 until 2008. Dr. Zummo earned her B.A. from Penn State University, her M.B.A. in healthcare marketing from Benedictine University, her M.P.H. in epidemiology from Benedictine University and her Ph.D. in global health sciences from Nova Southeastern University.

Hannah Fry has served as our Controller since July 2022. Ms. Fry joined the Company in April 2020 and, prior to her appointment as Controller, served in various roles reporting directly to the Chief Financial Officer of the Company, most recently as Senior Director, Assistant Controller. Prior to joining the Company, Ms. Fry worked in public accounting for over nine years, most recently with member firms of Deloitte Touche Tohmatsu Limited from 2014 to 2020, leading audits of complex publicly traded entities. Ms. Fry received her B.S. in Accountancy from the University of San Diego. She is a licensed Certified Public Accountant in the State of California.

William Conkling has served as our Chief Commercial Officer since June 2025 and has over 20 years of experience in the pharmaceutical/biotech industry working in Oncology. He has extensive experience launching innovative oncology products. His experience spans across all areas of commercialization, including marketing, sales, market access, commercial operations and business development. Prior to joining Protara, he served as President of Rafael Holdings, Inc. from January 2023 to June 2025 and as its Chief Executive Officer from February 2022 to June 2025. He also previously served as the Chief Commercial and Business Officer, from March 8, 2021 to January 31, 2022. Mr. Conkling has served as a Strategic Advisor to Rafael Holdings, Inc. since June 2025. Prior to joining Rafael Holdings, Inc., Mr. Conkling helped lead the launch of Trodelvy at Immunomedics Inc. (acquired by Gilead for $21B in October 2020) as the VP Sales, Marketing and Market Access. Mr. Conkling also spent over 10 years at Novartis Oncology where he helped lead the launch of the first CAR-T therapy approved in the US as the Global Commercial Leader — Kymriah. Mr. Conkling earned his bachelor’s degree from Fordham University and his Master’s in Business Administration from New York University, Stern School of Business in 1998.

Executive Compensation

For the year ended December 31, 2025, our named executive officers were:

•        our principal executive officer: Jesse Shefferman, our Chief Executive Officer; and

•        the next two most highly compensated executive officers serving at the end of fiscal year 2025: Leonardo Nicacio, M.D., our Chief Medical Officer, and Jacqueline Zummo, Ph.D., who is currently our Chief Research & Development Officer but served under the title of Chief Scientific Operations Officer during fiscal year 2025.

2025 Summary Compensation Table

The following table shows for the fiscal years ended 2025 and 2024, compensation awarded to or paid to, or earned by, our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Jesse Shefferman	2025	654,888	—	294,450	1,277,216	351,184	78,036	2,655,774
President, Chief Executive Officer and Director	2024	632,342	—	112,690	542,604	432,919	71,288	1,791,843
Leonardo Nicacio, M.D.	2025	373,864	75,000	208,500	453,435	229,753	41,931	1,382,483
Chief Medical Officer
Jacqueline Zummo, Ph.D.	2025	494,000	—	110,985	481,844	219,521	75,924	1,382,274
Chief R&D Officer(6)	2024	475,755	150,000	43,930	208,226	266,119	70,159	1,214,189

____________

(1)      This column reflects the one-time retention bonuses paid to Dr. Zummo in January 2024 as well as the one-time signing bonus paid to Dr. Nicacio in May 2025 in connection with entering into his employment agreement.

(2)      This column reflects the aggregate grant date fair value of stock awards granted during 2025 and 2024, as applicable, computed in accordance with FASB ASC 718. Assumptions used in the calculation of these amounts are included in Note 12 to our audited consolidated financial statements included in the Annual Report. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock awards or the sale of the common stock underlying such stock awards.

(3)      This column reflects the aggregate grant date fair value of the option awards granted during 2025 and 2024, as applicable, computed in accordance with FASB ASC 718. Assumptions used in the calculation of these amounts are included in Note 12 to our audited consolidated financial statements included in the Annual Report. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(4)      This column reflects the annual performance-based bonuses earned in 2025 and paid in 2026 upon approval of our board of directors.

(5)      This column reflects life insurance premiums, health insurance premiums, disability insurance, 401(k) matching contributions paid by us on behalf of each named executive officer. These benefits are provided to the named executive officers on the same terms as provided to all of our regular full-time employees in the United States. Amounts for 2025 include for Mr. Shefferman, Dr. Nicacio and Dr. Zummo respectively: life insurance premiums of $3,538, $1,009 and $2,242; health insurance premiums of $59,626, $26,268 and $58,810; short-term disability insurance premiums of $404, $303 and $404; long-term disability insurance premiums of $468, $351 and $468; and 401(k) matching contributions of $14,000, $14,000 and $14,000.

(6)      Dr. Zummo currently serves as our Chief Research & Development Officer but served under the title of Chief Scientific Operations Officer during fiscal year 2025, and all compensation reported in respect of fiscal year 2025 is in respect of such former role.

Annual Base Salary

The compensation of our named executive officers is generally determined and approved by our board of directors, based on the recommendation of the compensation committee of our board of directors. As a result of payroll processes, the actual base salaries paid for the fiscal year may vary from those shown below. The 2025 base salaries that became effective as of January 1, 2025 (or in the case of Dr. Nicacio, that became effective April 15, 2025) were as follows:

NAME	2025 BASE SALARY ($)
Jesse Shefferman	654,888
Leonardo Nicacio, M.D.(1)	525,000
Jacqueline Zummo, Ph.D.	494,000

____________

(1)      Dr. Nicacio was hired effective April 15, 2025.

Bonus Opportunity

In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual performance goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each named executive officer is eligible to receive is largely (and, in the case of our Chief Executive Officer, entirely) based on the extent to which we achieve the corporate goals that our compensation committee or our board of directors establishes each year. For both Dr. Nicacio and Dr. Zummo, the target bonus included an individual performance goal accounting for 10% of his or her target bonus amount. At the end of the year, our compensation committee and our board of directors reviewed the corporate goals, determined achievement levels and approved the actual bonus payout to be awarded to each of our named executive officers.

For 2025, the target bonus for Mr. Shefferman was 55% of his base salary and for Dr. Nicacio and Dr. Zummo, the target bonus was 45% of their respective base salaries. Our corporate performance objectives for 2025, as established by our board of directors, included (i) achievement of certain clinical development milestones, such as regarding enrollment of patients in, and interim results from, the Company’s Phase 2 clinical trial of its TARA-002 product candidate in Non-Muscle Invasive Bladder Cancer (“NMIBC”); alignment with the U.S. Food and Drug Administration on trial design regarding elements of the Company’s NMBIC program for TARA-002; enrollment of patients in, and interim results from, the Company’s Phase 2 clinical trial of its TARA-002 product candidate in Lymphatic Malformations; and enrollment of patients in, and interim results from, the Company’s IV Choline Chloride Phase 3 clinical trial; and (ii) individual performance. In January 2026, our board of directors approved a 97.5% overall achievement level of our 2025 corporate goals and awarded payouts of bonuses in accordance therewith to our named executive officers. The bonus approved for Mr. Shefferman was based entirely on the achievement of the corporate goals. The bonuses approved for each of Dr. Nicacio and Dr. Zummo also reflected individual goal achievement levels of 95% and 110%, respectively. The 2025 amounts reflected as Non-Equity Incentive Plan Compensation in the Summary Compensation Table for our named executive officers reflect bonuses earned for 2025 performance.

Equity-Based Incentive Awards

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant equity-based awards helps us to attract, retain and motivate employees, consultants and directors, and encourages them to devote their best efforts to our business and financial success. Our compensation committee or our board of directors approves equity grants. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

Prior to the Merger, Private ArTara issued equity awards pursuant to the ArTara Subsidiary, Inc. 2017 Equity Incentive Plan (the “Private ArTara Plan”), which we assumed upon the closing of the Merger. Following the Merger, we have granted all equity awards pursuant to our 2014 Plan, our 2024 Plan and the Inducement Plan. The terms of the 2024 Plan (as proposed to be amended) are described above under “— Proposal 5 — Approval of an Amendment to the 2024 Equity Plan.” The terms of the Inducement Plan are described above under “— Proposal 5 — Summary of the 2024 Plan — Equity Compensation Plan Information.” All options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of the grant of such award and cannot be repriced or exchanged for other awards without stockholder approval. We also do not grant any options with automatic reload features. Generally, our stock option awards vest over a four-year period and our restricted stock unit (“RSU”) awards vest over a three-year period, in either case subject to the holder’s continuous service to us.

In January 2025, in connection with the Company’s annual equity grant process, our board of directors granted the following options to our named executive officers: Mr. Shefferman was granted an option to purchase 387,000 shares of common stock and Dr. Zummo was granted an option to purchase 146,000 shares of common stock. The options granted to Mr. Shefferman and Dr. Zummo had an exercise price of $4.53 per share. Each grant vests as follows: 25% of the shares vest on the one-year anniversary of the grant date, and 1/48th of the shares vest monthly thereafter over the next three years, subject to optionee’s continuous service with us as of each such date. In January 2025, our board of directors also granted the following RSU awards to our named executive officers: Mr. Shefferman was granted 65,000 RSUs and Dr. Zummo was granted 24,500 RSUs. Each RSU grant vests over three years, in equal annual installments on the first, second and third anniversaries of the grant date. Dr. Nicacio joined the Company on April 15, 2025 and in connection with his hire, our board of directors granted him an option to purchase 150,000 shares of common stock and 50,000 RSUs. The options granted to Dr. Nicacio had an exercise price of $4.17 and vest as follows: 25% of the shares vest on the one-year anniversary of the grant date, and 1/48th of the shares vest monthly thereafter over the next three years, subject to his continuous service with us as of each such date. His RSU grant vests over three years, in equal annual installments on the first, second and third anniversaries of the grant date.

Outstanding Equity Awards as of December 31, 2025

The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers that remain outstanding as of December 31, 2025.

Name	Grant Date	Option Awards(1)				Stock Awards(1)
		Number of Securities Underlying Unexercised Options Exercisable (#)(2)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Jesse Shefferman	1/10/2020	111,250	—	30.00	1/9/2030	—	—
	7/10/2020	111,250	—	27.42	7/9/2030	—	—
	1/19/2021	202,000	—	19.82	1/18/2031	—	—
	1/03/2022	248,218	5,282	6.90	1/2/2032	—	—
	1/19/2023	224,218	83,282	3.02	1/18/2033	—	—
	1/19/2023	—	—	—	—	17,099	91,138
	1/19/2024	171,062	185,938	1.91	1/18/2034	—	—
	1/19/2024	—	—	—	—	39,332	209,640
	1/24/2025	—	387,000	4.53	1/23/2035	—	—
	1/24/2025	—	—	—	—	65,000	346,450
Leonardo Nicacio, M.D.	4/15/2025	—	150,000	4.17	4/14/2035	—	—
	4/15/2025	—	—	—	—	50,000	266,500

Name	Grant Date	Option Awards(1)				Stock Awards(1)
		Number of Securities Underlying Unexercised Options Exercisable (#)(2)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Jacqueline Zummo, Ph.D.	(6)	19,075	—	9.18	7/11/2028	—	—
	(7)	9,537	—	9.18	12/3/2028	—	—
	(8)	9,537	—	9.18	9/16/2029	—	—
	1/19/2021	75,000	—	19.82	1/18/2031	—	—
	1/3/2022	83,033	1,767	6.90	1/2/2032	—	—
	1/19/2023	86,989	32,311	3.02	1/18/2033	—	—
	1/19/2023	—	—	—	—	6,633	35,354
	1/19/2024	65,645	71,355	1.91	1/18/2034	—	—
	1/19/2024	—	—	—	—	15,333	81,725
	1/24/2025	—	146,000	4.53	1/23/2035	—	—
	1/24/2025	—	—	—	—	24,500	130,585

____________

(1)      Option awards and RSU awards granted before the Merger were granted under the Private ArTara Plan. The remaining option awards and RSU awards granted before 2025 were granted under the 2014 Plan. Option awards and RSU awards granted in 2025 were granted under the 2024 Plan with the exception of Dr. Nicacio’s granted on April 15, 2025, which was granted under the 2020 Inducement Plan.

(2)      This column represents the number of shares under the option awards that have vested. Unless otherwise noted, all of the option awards vest as follows: 25% of the shares vest on the one-year anniversary of the grant date, and 1/48th of the shares vest monthly thereafter, subject to the holder’s continuous service with us as of each such date.

(3)      This column represents the number of shares under the option awards that have not vested.

(4)      Unless otherwise noted, all of the RSU awards vest as follows: 33.3% of the shares vest on the first, second and third anniversaries of the grant date, respectively, subject to the awardee’s continuous service with us as of each such date.

(5)      The market value of stock awards that have not yet vested is calculated based on the closing price of our common stock on December 31, 2025, the last trading day of 2025, of $5.33.

(6)      The share numbers and exercise prices reflected are those of options deemed to have been issued to Dr. Zummo upon completion of the Merger in January 2020. These options were deemed to have been issued upon completion of the Merger in exchange for options to purchase 100,000 shares of Private ArTara common stock, which would have vested monthly over four years following August 1, 2018, at an exercise price of $1.75 per share awarded to Dr. Zummo by Private ArTara in 2018.

(7)      The share numbers and exercise prices reflected in this column are those underlying options deemed to have been issued to Dr. Zummo upon completion of the Merger in January 2020 in exchange for options to purchase 50,000 shares of Private ArTara common stock, which would have vested monthly over four years following January 1, 2019, at an exercise price of $1.75 per share awarded to Dr. Zummo by Private ArTara in 2018.

(8)      The share numbers and exercise prices reflected in this column are those of options deemed to have been issued to Dr. Zummo upon completion of the Merger in January 2020. These options were deemed to have been issued upon completion of the Merger in exchange for options to purchase 50,000 shares of Private ArTara common stock, of which 22,000 (44%) of the shares vested immediately upon the date of grant, with the remaining 28,000 shares which would have vested monthly in 27 approximately equal monthly increments following September 17, 2019, at an exercise price of $1.75 per share awarded to Dr. Zummo by Private ArTara in 2019.

Agreements with our Named Executive Officers

Below are descriptions of our employment agreements with our named executive officers. Each of our executive officers’ employment is at will and may be terminated by us at any time. Any potential payments and benefits due upon a qualifying termination of employment or a change in control are also described below under “— Potential Payments Upon Termination or Change in Control.”

Jesse Shefferman

On November 5, 2019, we entered into, and subsequently amended on December 4, 2019, an employment agreement with Mr. Shefferman, pursuant to which Mr. Shefferman was appointed our President and Chief Executive Officers effective upon the closing of the Merger on January 9, 2020. Under the terms of the employment agreement, as amended, supplemented or modified from time to time, Mr. Shefferman is entitled to an annual base salary ($677,800 for 2026, increased from $654,888 in 2025) and an annual discretionary bonus (for 2026, equal to 55% of his annual base salary). Mr. Shefferman is also eligible to participate in our benefits program (as defined below under “— Perquisites Health, Welfare and Retirement Benefits”) including our 401(k) plan (as described below under “— 401(k) Plan) and to receive equity awards under the plans in effect from time to time.

Leonardo Nicacio, M.D.

On April 15, 2025, we entered into an employment agreement with Dr. Nicacio. Under the terms of the employment agreement, as amended, supplemented or modified from time to time, Dr. Nicacio is entitled to an annual base salary ($540,800 for 2026, increased from $525,000 in 2025), an annual discretionary bonus (for 2026, equal to 45% of his annual base salary) and in connection with his hiring received a one-time signing bonus of $75,000 and a grant of (i) options to purchase 150,000 shares of common stock that will vest over four years, with the first 25% vesting on the first anniversary of the grant date and the remainder vesting monthly over the remaining 36 months of the vesting period and (ii) 50,000 RSUs, which vest over three years, in equal annual installments on the first, second and third anniversaries of the grant date. Dr. Nicacio is also eligible to participate in our benefit programs and to receive equity awards under the plans in effect from time to time.

Jacqueline Zummo, Ph.D.

On December 17, 2019, we entered into an employment agreement with Dr. Zummo. Under the terms of the employment agreement, as amended, supplemented or modified from time to time, Dr. Zummo is entitled to an annual base salary ($553,300 for 2026, increased from $494,000 in 2025) and an annual discretionary bonus (for 2026, equal to 45% of her annual base salary) Dr. Zummo is also eligible to participate in our benefit programs and to receive equity awards under the plans in effect from time to time. Dr. Zummo and the Company also entered into a letter agreement effective as of January 25, 2024 pursuant to which Dr. Zummo received a cash retention award of $150,000, which would have been required to be repaid to the Company in the event of her voluntary termination of her employment with the Company or her termination for cause (as such term is defined in her employment agreement) on or before April 30, 2025, net of taxes withheld, within 30 days of such termination.

Potential Payments Upon Termination or Change in Control

Under the terms of the employment agreements with each of our named executive officers described above, either we or the executive may terminate the executive’s employment at any time. Each of our named executive officers is eligible, under the terms of his or her employment agreement to receive, in exchange for a release of claims, severance benefits upon termination of employment whether by us, without cause, or by the executive for good reason, with additional severance benefits provided in the event the termination is in connection with a change in control. In addition, the terms of equity awards granted to our named executive officers are subject to the terms of our equity plan and award agreements thereunder, which include accelerated vesting provisions upon certain change in control transactions. We do not provide any excise tax gross-ups or single-trigger change-in-control benefits.

Jesse Shefferman

Mr. Shefferman’s employment agreement provides that either party may terminate the employment arrangement with or without cause (as defined in his employment agreement). The agreement provides that if we terminate Mr. Shefferman’s employment without cause or if Mr. Shefferman resigns for good reason (as defined in his employment agreement), then Mr. Shefferman will be eligible to receive (i) any unpaid base salary through the effective date of termination, (ii) his base salary for a period of 18 months paid in a lump sum, (iii) a one-time lump sum payment equal to 12 months of his bonus at 100% of target, (iv) reimbursement of all unpaid business expenses for which he is entitled, (v) reimbursement of premium costs under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for the same level of coverage he had during employment for 12 months, (vi) pro-rata vesting of any outstanding equity awards to the extent Mr. Shefferman is not employed through the one-year anniversary of the applicable grant date of such outstanding equity awards and (vii) any unused and accrued vacation. The severance benefits described in the foregoing sentence are, in each case, subject to Mr. Shefferman’s compliance with continuing obligations to the Company and his execution of a general release in favor of the Company. In addition to the foregoing, if Mr. Shefferman is terminated for other than cause, death or disability during the twelve months following a change in control of the Company, Mr. Shefferman will be entitled to acceleration of 100% of his then unvested outstanding equity awards.

Leonardo Nicacio, M.D.

Dr. Nicacio’s employment agreement provides that upon written notice, either party may terminate the employment arrangement with or without cause (as defined in his employment agreement). The agreement provides that if we terminate Dr. Nicacio’s employment without cause or if Dr. Nicacio resigns for good reason (as defined in his employment agreement), then Dr. Nicacio will be eligible to receive (i) any unpaid base salary through the effective date of termination, (ii) his base salary for a period of nine months paid in a lump sum, (iii) reimbursement of all unpaid business expenses for which he is entitled and (iv) reimbursement of any healthcare premium costs for nine months, at the same level of coverage as he had during employment. The severance benefits described in the foregoing sentence are, in each case, subject to Dr. Nicacio’s compliance with continuing obligations to the Company and his execution of a general release in favor of the Company. In addition to the foregoing, if Dr. Nicacio is terminated without cause or if Dr. Nicacio resigns for good reason within and up through the date that is two years following a change in control of the Company, Dr. Nicacio will be entitled to acceleration of 100% of his then unvested outstanding equity awards.

Jacqueline Zummo, Ph.D.

Dr. Zummo’s employment agreement provides that either party may terminate the employment arrangement with or without cause (as defined in her employment agreement). The agreement provides that if we terminate Dr. Zummo’s employment without cause or if Dr. Zummo resigns for good reason (as defined in her employment agreement), then Dr. Zummo will be eligible to receive (i) any unpaid base salary through the effective date of termination, (ii) her base salary for a period of nine months paid in a lump sum, (iii) a one-time lump sum payment equal to nine months of her bonus at target, (iv) reimbursement of all business expenses for which she is entitled, (v) reimbursement of any healthcare premium costs for nine months, at the same level of coverage as she had during employment, (vi) pro-rata vesting of any outstanding equity awards to the extent Dr. Zummo is not employed through the one-year anniversary of the applicable grant date of such outstanding equity awards and (vii) any unused and accrued vacation. The severance benefits described in the foregoing sentence are, in each case, subject to Dr. Zummo’s compliance with continuing obligations to the Company and her execution of a general release in favor of the Company. In addition to the foregoing, if Dr. Zummo is terminated for other than cause, death or disability during the eighteen months following a change in control of the Company, Dr. Zummo will be entitled to acceleration of 100% of her then unvested outstanding equity awards.

Perquisites Health, Welfare and Retirement Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans and vacation benefits (our “benefits program”), in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, accidental death and dismemberment insurance for all of our employees, including our named executive officers. In addition, we provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled “401(k) Plan.”

401(k) Plan

In February 2020, we established a safe harbor 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We have the ability to make matching contributions, up to a maximum of 4% of each employee’s annual salary, to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our board of directors may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Clawback Policy

On October 30, 2023, the Company adopted a clawback policy (the “Clawback Policy”) that was established in accordance with the listing requirement of Nasdaq to provide for the recovery or “clawback” of certain erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement. The Clawback Policy became effective December 1, 2023 and applies to incentive-based compensation received by current and former executive officers of the Company during the three fiscal years preceding an accounting restatement and after the effective date of the Nasdaq listing requirement, which was October 2, 2023.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we are providing the following disclosure regarding the relationship between executive compensation and certain financial performance measures of the Company. As we are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company — Selected Measure” as defined in Item 402(v) of Regulation S-K.

Pay Versus Performance Table

The following table shows the past three fiscal years’ total compensation for our named executive officers as set forth in the Summary Compensation Table, the compensation actually paid to our named executive officers (as determined under SEC rules, “Compensation Actually Paid”), our total shareholder return (“TSR”) and our net income.

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine Compensation Actually Paid as reported in the Pay Versus Performance Table. Compensation Actually Paid does not necessarily represent compensation actually earned, realized or received by the applicable named executive officer, but rather is a valuation calculated under applicable SEC rules by adjusting the Summary Compensation Table totals for the applicable year as described in the footnotes to the Pay Versus Performance Table.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4) ($)	Net Income (Loss) (million)(5) ($)
2025	2,655,774	2,309,996	1,382,378	1,406,824	198.88	(57.4)
2024	1,791,843	4,386,910	1,106,334	1,636,421	197.01	(44.6)
2023	1,906,132	1,272,679	1,241,689	958,775	69.96	(40.4)

____________

(1)      Mr. Shefferman was our principal executive officer (“PEO”) for each of the years reported.

(2)      Compensation Actually Paid to our PEO was calculated in accordance with Item 402(v) of Regulation S-K by deducting and adding from the Summary Compensation Table totals as shown below. In calculating the Compensation Actually Paid amounts reflected in this column, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.

Year			Equity Award Adjustments
	Reported Summary Compensation Table Total for PEO ($)	Less: Reported Value of Equity Awards(a) ($)	Plus: Year End Fair Value of Equity Awards Granted in the Year that are Unvested at Year End ($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End ($)	Plus: Fair Value of Equity Awards that were Granted and Vested in the Same Year at Vesting Date ($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Less: Year End Fair Value of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions ($)	Plus: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Compensation Actually Paid to PEO ($)
2025	2,655,774	(1,571,666)	1,792,785	(99,525)	—	(467,372)	—	—	2,309,996
2024	1,791,843	(655,294)	1,974,355	835,949	—	440,057	—	—	4,386,910
2023	1,906,132	(891,050)	515,157	(186,258)	—	(71,302)	—	—	1,272,679

____________

(a)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(3)      The Non-PEO NEOs, for each year reported were as follows:

2025: Leonardo Nicacio, M.D. and Jacqueline Zummo, Ph.D.

2024: Patrick Fabbio, Jacqueline Zummo, Ph.D. and Jathin Bandari, M.D.

2023: Patrick Fabbio and Jacqueline Zummo, Ph.D.

Compensation Actually Paid to our Non-PEO NEOs was calculated in accordance with Item 402(v) of Regulation S-K by deducting and adding from the Summary Compensation Table totals as shown below. In calculating the Compensation Actually Paid amounts reflected in this column, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.
Year			Equity Award Adjustments
	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Less: Reported Value of Equity Awards(a) ($)	Plus: Year End Fair Value of Equity Awards Granted in the Year that are Unvested at Year End ($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End ($)	Plus: Fair Value of Equity Awards that were Granted and Vested in the Same Year at Vesting Date ($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Less: Year End Fair Value of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions ($)	Plus: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,382,378	(627,382)	758,330	(19,096)	—	(87,406)	—	—	1,406,824
2024	1,106,334	(248,480)	495,297	261,916	8,494	170,694	(157,834)	—	1,636,421
2023	1,241,689	(546,300)	302,879	(32,834)	—	(6,659)	—	—	958,775

____________

(a)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(4)      The values disclosed in this TSR column represent the value at year-end, for each noted year, of an initial fixed investment of $100 made on December 31, 2022.

(5)      The dollar amounts reported represent the amount of net income (loss) reflected in our audited consolidated financial statements included in the Annual Report for the applicable year.

Relationships Between Executive Compensation Actually Paid and the Company’s Financial Performance Measures

Relationship Between Compensation Actually Paid and Company TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO NEOs, and the Company’s TSR over the three most recently completed fiscal years.

Relationship Between Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO NEOs, and our net income (loss) during the three most recently completed fiscal years.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Limitations on Liability and Indemnification Matters

Our sixth amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

•        any breach of the director’s duty of loyalty to the corporation or its stockholders;

•        any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•        unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•        any transaction from which the director derived an improper personal benefit.

This limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our sixth amended and restated certificate of incorporation also provides that we are authorized to indemnify our directors and officers to the fullest extent permitted by Delaware law. Our amended and restated bylaws provide that we are required to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that, upon satisfaction of certain conditions, we are required to advance expenses incurred by a director or executive officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. Our amended and restated bylaws also provide our board of directors with discretion to indemnify our other officers and employees when determined appropriate by our board of directors. We have entered, and expect to continue to enter into, agreements to indemnify our directors, executive officers and other employees as determined by the board of directors. With certain exceptions, these agreements provide for indemnification for related expenses, including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our sixth amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend or terminate a Rule 10b5-1 plan in some circumstances in accordance with Rule 10b5-1. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy, which is available on our website at http://www.protaratx.com under the Corporate Governance section of our Investors page. Such insider trading policy governs the purchase, sale and/or other dispositions of our securities by us and by our directors, officers and employees, and we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable exchange listing standards. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.

Hedging Prohibition*

As part of our insider trading policy, no officer, director, other employee or consultant may engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our common stock at any time. In addition, no officer, director, other employee or consultant may margin, or make any offer to margin, or otherwise pledge as security, any of our common stock, including without limitation, borrowing against such stock, at any time.

____________

*        The disclosure under the caption “Hedging Prohibition” is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our compensation program. The compensation committee is responsible for the timing and terms of equity awards to executives and other eligible employees. The Company periodically reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

When deciding whether to grant stock options to executive officers, the Company generally considers whether it possesses material non-public information and, if so, when that material non-public information will be disclosed publicly. The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. Historically, the Company typically granted stock options to executive officers in January of each year in conjunction with its January board and compensation committee meetings. The Company does not time the release of material non-public information for the purpose of affecting the value of employee compensation.

During fiscal year 2025, the Company did not grant stock options (or similar awards) to any named executive officer during any period beginning four business days before and ending one day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

Non-Employee Director Compensation

2025 Non-Employee Director Compensation Table

The following table sets forth the compensation (cash and equity) received by our non-employee directors during the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Luke Beshar	171,500	54,991	226,491
Barry Flannelly, Pharm.D.	46,000	54,991	100,991
Roger Garceau, M.D.	66,500	54,991	121,491
Jane Huang, M.D.	65,000	54,991	119,991
Richard Levy, M.D.	94,500	54,991	149,491
Gregory Sargen	55,000	54,991	109,991
Cynthia Smith	52,000	54,991	106,991
Michael Solomon, Ph.D.	52,500	54,991	107,491

____________

(1)      Amounts reported represents the aggregate grant date fair value of stock options granted to our directors during 2025 under the 2024 Plan, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 12 to our audited consolidated financial statements included in the Annual Report. This amount does not reflect the actual economic value that may be realized by the non-employee director. As of December 31, 2025, the aggregate number of shares outstanding under all options to purchase our common stock held by our non-employee directors were: Mr. Beshar: 102,566; Dr. Flannelly: 90,250; Dr. Garceau: 95,890; Dr. Huang: 84,000; Dr. Levy: 73,000; Mr. Sargen: 73,000; Ms. Smith: 85,750; and Dr. Solomon: 102,565.

As of December 31, 2025, there are no unvested RSUs; the aggregate number of vested but not settled RSUs, consistent with the applicable RSU agreements, held by our non-employee directors were: Mr. Beshar: 168,000; Dr. Flannelly: 0; Dr. Garceau: 33,000; Dr. Huang: 0; Dr. Levy: 31,000; Mr. Sargen: 31,000; Ms. Smith: 0; and Dr. Solomon: 26,500.

Mr. Shefferman, our Chief Executive Officer, is also a member of our board of directors but does not receive any additional compensation for his service as a director. See the section titled “Executive Compensation” for more information regarding the compensation earned by Mr. Shefferman and our other named executive officers.

Non-Employee Director Compensation Policy

Our compensation committee reviews the compensation program for our non-employee directors on an annual basis, with the assistance of its independent compensation consultant, who prepares a comprehensive assessment of our non-employee director compensation program. Such assessment includes comparing our current non-employee director compensation against competitive market practices using the same compensation peer group used for executive compensation purposes and an update on recent trends in director compensation. Following such review, the compensation committee recommends, and our board of directors approves, updates, if any, to our Non-Employee Director Compensation policy.

Under our Non-Employee Director Compensation Policy, each of our non-employee directors is eligible to receive compensation for service on our board of directors and committees of our board of directors, with cash compensation (as described below) deemed effective as of April 1, 2026.

The Non-Employee Director Compensation Policy provides our non-employee directors with the following compensation for their services:

•        an annual cash retainer of $40,000 for all non-employee directors;

•        an annual cash retainer of $115,000 for the chair of our board of directors (in addition to the annual cash retainer above);

•        an additional annual cash retainer of $10,000, $7,500, $5,000 and $25,000 for service as a member of the audit committee, the compensation committee, the nominating and corporate governance committee and the scientific advisory committee, respectively;

•        an additional annual cash retainer of $20,000, $15,000, $10,000 and $50,000 for service as chair of the audit committee, the compensation committee, the nominating and corporate governance committee and the scientific advisory committee, respectively (in lieu of the committee member retainer above);

•        an initial option grant, for new non-employee directors, to purchase 62,000 shares of our common stock, with one-third of the shares subject to the grant vesting on the first anniversary of the grant date and the rest vesting in 24 equal monthly installments; and

•        an annual option grant to purchase 31,000 shares of our common stock, vesting in full on the first anniversary of the grant date, which annual option grant shall be made on the date following the date of each of our annual stockholder meetings.

Our board of directors also adopted a provision in the Non-Employee Director Compensation Policy pursuant to which no non-employee director may be granted (in any calendar year) compensation with a value greater than $750,000 (or $1,000,000 solely with respect to the calendar year in which such director is first appointment or elected to the board), with the value of any initial option grant or any annual grant based on the accounting grant date value of such grant.

All vesting of the equity awards granted under our Non-Employee Director Compensation Policy is subject to the director’s continuous service as of each applicable vesting date. Notwithstanding the foregoing, in the event of a “change in control” (as defined in the 2024 Plan), all shares subject to any then-outstanding and unvested equity awards granted pursuant to the Non-Employee Director Compensation Policy will become fully vested upon such change in control.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of the Record Date by:

•        each person or entity known by us to be beneficial owners of more than five percent of our common stock;

•        each of our directors, including the nominees named herein;

•        each of our named executive officers; and

•        all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares of common stock as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options held by such person that are currently exercisable or will become exercisable within 60 days of the Record Date are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless noted otherwise, the address of all listed stockholders is c/o Protara Therapeutics, Inc., 345 Park Avenue South, Third Floor, New York, New York 10010.

Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Greater than 5% Stockholders
Janus Henderson(2)	5,141,616	9.3%
Millennium Management LLC(3)	2,759,231	5.0%

Directors and Named Executive Officers
Jesse Shefferman(4)	2,143,334	3.8%
Leonardo Nicacio(5)	53,465	*
Jacqueline Zummo, Ph.D.(6)	466,775	*
Luke Beshar(7)	300,566	*
Barry Flannelly, Pharm.D.(8)	90,250	*
Roger Garceau, M.D.(9)	128,890	*
Jane Huang, M.D.(10)	84,000	*
Richard Levy, M.D.(11)	124,000	*
Gregory Sargen(12)	104,000	*
Cynthia Smith(13)	85,750	*
Michael Solomon, Ph.D.(14)	129,065	*
All executive officers and directors as a group (13 persons)(15)	4,223,036	7.6%

____________

*        Less than one percent.

(1)      This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G and Forms 3 and 4 filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 55,060,500 shares outstanding on April 15, 2026, adjusted as required by rules promulgated by the SEC and rounded to the nearest tenth of a percent.

(2)      Based on a Schedule 13G/A filed with the SEC on February 17, 2026, Janus Henderson Group plc and Janus Henderson Biotech Innovation Master Fund Ltd (together, “Janus Henderson”) had as of such date shared dispositive and voting power in respect of 5,141,616 shares of common stock. The address of the principal business office of each of such reporting persons is 201 Bishopsgate EC2M 3AE, United Kingdom.

(3)      Based on a Schedule 13G filed with the SEC on March 2, 2026, Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander (together, “Millenium”) had as of such date shared dispositive and voting power in respect of 2,759,231 shares of common stock. The address of the principal business office of each of such reporting persons is 399 Park Avenue, New York, New York 10022.

(4)      Includes (i) 871,834 shares of common stock and (ii) 1,271,500 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026.

(5)      Includes (i) 12,840 shares of common stock and (ii) 40,625 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026.

(6)      Includes (i) 40,828 shares of common stock and (ii) 425,947 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026.

(7)      Includes (i) 30,000 shares of common stock, (ii) 168,000 shares of restricted stock that are vested or will vest within 60 days of April 15, 2026, (iii) 102,566 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026.

(8)      Includes (i) 90,250 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026.

(9)      Includes (i) 33,000 shares of restricted stock that are vested or will vest within 60 days of April 15, 2026 and (ii) 95,890 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026.

(10)    Includes (i) 84,000 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026.

(11)    Includes (i) 20,000 shares of common stock, (ii) 31,000 shares of restricted stock that are vested or will vest within 60 days of April 15, 2026, (iii) 73,000 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026.

(12)    Includes (i) 31,000 shares of restricted stock that are vested or will vest within 60 days of April 15, 2026 and (ii) 73,000 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026.

(13)    Includes (i) 85,750 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026.

(14)    Includes (i) 26,500 shares of restricted stock that are vested or will vest within 60 days of April 15, 2026 and (ii) 102,565 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026.

(15)    Consists of (i) the shares described in footnote (4) through (14) above excluding (5), (ii) (a) 16,668 shares of common stock and (b) 50,000 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026 held by Mr. Conkling, (iii) (a) 13,116 shares of common stock and (b) 373,082 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026 held by Mr. Fabbio and (iv) (a) 24,224 shares of common stock and (ii) 89,316 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 15, 2026 held by Ms. Fry.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers and beneficial owners of 10% or more of our common shares to file reports with the SEC. We assist our directors and officers by monitoring transactions and completing and filing these reports on their behalf. Based on our records and other information, we believe that during fiscal year ending December 31, 2025, all Section 16(a) filing requirements were complied with, except that Mr. Jesse Shefferman filed a Form 4, relating to a gift transaction that resulted in a non-reportable change in beneficial ownership, six days late.

Transactions With Related Persons

The following is a summary of transactions since January 1, 2025 to which we have been a participant in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our then directors, executive officers or beneficial owners of more than 5% of any class of our voting securities at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.

Employment Arrangements and Separation Agreement

We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. For more information regarding these agreements, see “Executive Compensation — Limitations on Liability and Indemnification Matters.”

Related Person Transaction Policy

We have adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants and in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.

In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

•        the risks, costs and benefits to us;

•        the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the terms of the transaction;

•        the availability of other sources for comparable services or products; and

•        the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

To the extent that any of the transactions described above were entered into prior to the adoption of the written policy, they were approved by our board of directors considering similar factors to those described above.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or, alternatively, if you received multiple copies of our proxy materials and would like to receive combined mailings in the future, please notify your broker or us. Direct your written request to Protara Therapeutics, Inc., 345 Park Avenue South, Third Floor, New York, New York 10010, Attn: Corporate Secretary or call us at (646) 844-0337 or via email at info@protaratx.com. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Mary J. Grendell
Corporate Secretary
April __, 2026

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report on Form 10-K at ir.protaratx.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is also available without charge upon written request to our Corporate Secretary at 345 Park Avenue South, Third Floor, New York, New York 10010, Attn: Corporate Secretary or via email at info@protaratx.com.

Appendix A

AMENDMENT NO. 1
TO THE PROTARA THERAPEUTICS, INC.
2024 EQUITY INCENTIVE PLAN, AS AMENDED

THIS AMENDMENT NO. 1 to the Protara Therapeutics, Inc. 2024 Equity Incentive Plan, as Amended (the “Plan”) is approved by the Board of Directors of Protara Therapeutics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”) as of April 8, 2026 to be effective as set forth herein.

WHEREAS, the Company previously established the Plan; and

WHEREAS, the Company now desires to amend the Plan to increase (i) the aggregate number of shares of Company common stock (“Stock”) available for issuance under the Plan and (ii) the number of shares of Stock issued pursuant to incentive options under the Plan (collectively, the “Proposed Amendments”).

NOW, THEREFORE, the Plan is hereby amended, as follows:

Section 4.1(a) of the Plan is hereby amended by deleting the present section in its entirety and substituting the following in lieu thereof:

(a) Limitation. At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 9,300,000 shares of Stock. Shares of Stock subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) will not count against the number of shares that may be granted under the Plan.

This Amendment No. 1 to the Plan is subject to approval by the stockholders of the Company at a meeting duly called for such purposes. The Proposed Amendments may not occur unless and until this Amendment No. 1 is approved by the stockholders. Except as hereby modified, the Plan shall remain in full force and effect.

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A-1

ENDORSEMENT_LINE SACKPACK 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000000000.000000 ext C123456789 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted online or by phone must be received by 11:59 PM Eastern Time, on June 11, 2026 Online Go to www.envisionreports.com/TARA or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/TARA Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2026 Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends you vote “FOR” all the director nominees listed; 1. Election of three Class III directors to the Board of Directors of Protara Therapeutics, Inc., each to hold office until the annual meeting of stockholders in 2029 For Withhold 01 - Jesse Shefferman 02 - Barry Flannelly, Pharm.D. 03 - Cynthia Smith The Board of Directors recommends you vote “FOR” Proposals 2, 3, 5, 6 and 7, and “1 YEAR” for Proposal 4. 2. Ratification of the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 3. Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement 4. Vote, on an advisory basis, as to whether the stockholder advisory vote to approve the compensation of our named executive officers, (i.e., Proposal 3) should occur every one, two or three years 5. Approval of an amendment to the Protara Therapeutics, Inc. 2024 Equity Incentive Plan 6. Approval of an amendment to our sixth amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 7. Approval of an amendment to our sixth amended and restated certificate of incorporation allowing officer exculpation as permitted by Delaware law For Against Abstain 1 YR 2 YRS 3 YRS Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation or partnership, please sign in the full corporate or partnership name by an authorized signatory. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 1UPX 686607 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 04A5IA

2026 Annual Meeting of Protara Therapeutics, Inc. Stock holders Friday, June 12, 2026 at 12:00 PM Eastern Time, virtually via the Internet at meetnow. global/MR6J62Q. The 2026 Annual Meeting of Stockholders of Protara Therapeutics, Inc. will be held on Friday, June 12, 2026 at 12:00 PM Eastern Time, virtually via the Internet at meetnow.global/MR6J62Q. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/TARA Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TARA IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Protara Therapeutics, Inc. Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — Friday, June 12, 2026 at 12:00 PM Eastern Time Jesse Shefferman and Patrick Fabbio, and each of them, as proxies, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Protara Therapeutics, Inc. to be held on Friday, June 12, 2026 at 12:00 PM Eastern Time or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as indicated by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the nominees for director listed under Proposal 1, FOR Proposals 2, 3, 5, 6 and 7, and 1 YEAR for Proposal 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.